UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2022 – JUNE 30, 2022
(Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2022

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

amgfunds.com |	063022	SAR088

AMG Funds Semi-Annual Report — June 30, 2022 (unaudited)

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2022	Expense Ratio for the Period	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period*

AMG GW&K ESG Bond Fund

Based on Actual Fund Return

Class N	0.68%	$1,000	$885	$3.18

Class I	0.48%	$1,000	$886	$2.24

Based on Hypothetical 5% Annual Return

Class N	0.68%	$1,000	$1,021	$3.41

Class I	0.48%	$1,000	$1,022	$2.41

AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.73%	$1,000	$884	$3.41

Class I	0.57%	$1,000	$886	$2.66

Class Z	0.48%	$1,000	$885	$2.24

Based on Hypothetical 5% Annual Return

Class N	0.73%	$1,000	$1,021	$3.66

Class I	0.57%	$1,000	$1,022	$2.86

Class Z	0.48%	$1,000	$1,022	$2.41

AMG GW&K High Income Fund

Based on Actual Fund Return

Class N	0.84%	$1,000	$896	$3.95

Class I	0.64%	$1,000	$897	$3.01

Based on Hypothetical 5% Annual Return

Class N	0.84%	$1,000	$1,021	$4.21

Class I	0.64%	$1,000	$1,022	$3.21

Six Months Ended June 30, 2022	Expense Ratio for the Period	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period*

AMG GW&K Municipal Bond Fund

Based on Actual Fund Return

Class N	0.72%	$1,000	$907	$3.41

Class I	0.39%	$1,000	$909	$1.85

Based on Hypothetical 5% Annual Return

Class N	0.72%	$1,000	$1,021	$3.61

Class I	0.39%	$1,000	$1,023	$1.96

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$832	$4.50

Class I	0.64%	$1,000	$834	$2.91

Class Z	0.59%	$1,000	$834	$2.68

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$4.96

Class I	0.64%	$1,000	$1,022	$3.21

Class Z	0.59%	$1,000	$1,022	$2.96

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Fund Performance (unaudited) Periods ended June 30, 2022

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended June 30, 2022.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K ESG Bond Fund2, [3,4,5,6,7,8,9,10,11,12,13,14]

Class N	(11.48%)	(11.55%)	0.86%	2.49%	7.26%	06/01/84

Class I	(11.43%)	(11.41%)	1.04%	—	1.97%	04/01/13

Bloomberg U.S. Aggregate Bond Index[20]	(10.35%)	(10.29%)	0.88%	1.54%	6.57%	06/01/84	†

AMG GW&K Enhanced Core Bond ESG Fund2, [3,4,5,6,7,8,9,11,13,14]

Class N	(11.56%)	(11.93%)	1.01%	1.72%	4.59%	01/02/97

Class I	(11.45%)	(11.73%)	1.19%	—	1.56%	11/30/12

Class Z	(11.50%)	(11.76%)	1.26%	1.97%	4.95%	01/02/97

Bloomberg U.S. Aggregate Bond Index[20]	(10.35%)	(10.29%)	0.88%	1.54%	4.41%	01/02/97	†

AMG GW&K High Income Fund2, 4, 5, 6, 14, 15

Class N	(10.39%)	(9.71%)	2.07%	2.24%	4.47%	03/25/94

Class I	(10.31%)	(9.49%)	—	—	(5.43%)	03/15/21

Bloomberg U.S. High Yield 1-5 Year Ba Index[21]	(8.89%)	(7.79%)	2.61%	4.11%	4.04%	03/25/94	†

AMG GW&K Municipal Bond Fund2, [4,6,11,14,16,17,18]

Class N	(9.26%)	(9.35%)	0.57%	1.65%	3.01%	06/30/09

Class I	(9.14%)	(9.08%)	0.89%	2.03%	3.44%	06/30/09

Bloomberg 10-Year Municipal Bond Index[22]	(8.26%)	(7.90%)	1.66%	2.52%	3.78%	06/30/09	†

AMG GW&K Municipal Enhanced Yield Fund2, [4,5,6,11,14,16,17,18,19]

Class N	(16.81%)	(16.66%)	0.96%	2.61%	4.66%	07/27/09

Class I	(16.59%)	(16.30%)	1.35%	3.03%	3.73%	12/30/05

Class Z	(16.57%)	(16.26%)	1.40%	—	2.01%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[23]	(11.33%)	(10.52%)	2.58%	3.09%	4.72%	07/27/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2022. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]   The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[9]   Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised

Fund Performance Periods ended June 30, 2022 (continued)

    by the Subadviser will reflect the beliefs or values of any particular investor.

[10]  Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the fund will be indirectly exposed to all the risks of securities held by the ETFs.

[11]  Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[12]  As of March 19, 2021, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[13]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[14]  The issuer of the bonds may not be able to meet interest or principal payments when the bonds come due.

[15]  As of December 4, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[16] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[17] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[18] The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[19] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[20] The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[21] The Bloomberg U.S. High Yield Ba 1-5 Year Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield Ba 1-5 Year Index is unmanaged, is not available for investment and does not incur expenses.

[22] The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond Index. It is a rules based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

[23] The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	46.9

Corporate Bonds and Notes	42.4

Municipal Bonds	4.8

Foreign Government Obligations	0.8

Asset-Backed Securities	0.3

Short-Term Investments	7.0

Other Assets, Less Liabilities	(2.2)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	49.2

Aaa/AAA	1.4

Aa/AA	6.2

A	6.5

Baa/BBB	21.8

Ba/BB	14.0

B	0.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	3.5

FHLMC, 3.000%, 04/01/51	2.9

U.S. Treasury Bonds, 1.875%, 02/15/51	2.2

U.S. Treasury Notes, 2.625%, 02/15/29	2.2

FNMA, 3.500%, 02/01/35	2.2

FNMA, 3.500%, 08/01/49	2.1

U.S. Treasury Notes, 0.125%, 03/31/23	2.1

U.S. Treasury Bonds, 5.000%, 05/15/37	2.0

FNMA, 2.000%, 04/01/51	2.0

FNMA, 3.500%, 02/01/47	2.0

Top Ten as a Group	23.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 42.4%

Financials - 10.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$5,450,000	$5,032,158

Aircastle, Ltd. (Bermuda) 5.250%, 08/11/25[1]	2,282,000	2,203,251

Ally Financial, Inc. 8.000%, 11/01/31	2,000,000	2,223,329

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[2,3,4]	1,195,000	972,264

American Tower Corp. 4.400%, 02/15/26	1,900,000	1,888,324

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[2,4]	2,775,000	2,492,105

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[2,3,4]	4,300,000	4,201,100

The Charles Schwab Corp.
Series I, (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[2,3,4]	4,400,000	3,729,704

Crown Castle International Corp. 4.000%, 03/01/27	2,300,000	2,234,358

First-Citizens Bank & Trust Co. 6.125%, 03/09/28[5]	2,825,000	2,943,553

The Goldman Sachs Group, Inc. 6.750%, 10/01/37	1,850,000	2,048,731

Morgan Stanley 3.950%, 04/23/27	2,200,000	2,130,339
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%), 4.431%, 01/23/30[2,4]	2,948,000	2,864,347

OneMain Finance Corp. 8.250%, 10/01/23	3,050,000	3,048,195

Owl Rock Capital Corp. 4.250%, 01/15/26	2,300,000	2,115,659

SBA Communications Corp. 3.875%, 02/15/27	3,700,000	3,377,323

SLM Corp. 3.125%, 11/02/26	3,365,000	2,717,103
4.200%, 10/29/25	838,000	759,192

Starwood Property Trust, Inc. 4.750%, 03/15/25	1,700,000	1,570,201

Truist Financial Corp.
Series P, (4.950% to 09/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.605%), 4.950%, 09/01/25[2,3,4]	3,400,000	3,309,687

	Principal Amount	Value

VICI Properties LP/VICI Note Co., Inc. 3.500%, 02/15/25[1]	$1,900,000	$1,777,303

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then SOFR + 1.432%), 2.879%, 10/30/30[2,4]	3,435,000	3,020,655

Weyerhaeuser Co. 6.875%, 12/15/33	2,600,000	2,916,695

Total Financials		59,575,576

Industrials - 30.2%

Advocate Health & Hospitals Corp. 4.272%, 08/15/48	1,700,000	1,629,090

AECOM 5.125%, 03/15/27	1,650,000	1,559,250

Air Products and Chemicals, Inc. 2.700%, 05/15/40	2,450,000	1,959,344

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[1]	5,750,000	5,141,305

Anglo American Capital PLC (United Kingdom) 2.875%, 03/17/31[1]	3,554,000	2,957,175

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	2,200,000	2,017,701

Aramark Services, Inc. 5.000%, 02/01/28[1,5]	3,220,000	2,917,996

ArcelorMittal, S.A. (Luxembourg) 4.250%, 07/16/29[5]	3,300,000	3,132,839

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.250%, 09/01/28[1,5]	3,500,000	2,987,490

Ashtead Capital, Inc. 1.500%, 08/12/26[1]	3,536,000	3,087,718

AT&T, Inc. 4.300%, 02/15/30	2,200,000	2,146,982

Ball Corp. 2.875%, 08/15/30	3,875,000	3,119,012

Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	3,019,000	2,904,869

Centene Corp. 3.375%, 02/15/30	3,650,000	3,095,382

CF Industries, Inc. 5.375%, 03/15/44	2,650,000	2,470,116

Cisco Systems, Inc. 5.500%, 01/15/40	1,650,000	1,799,506

Clearwater Paper Corp. 4.750%, 08/15/28[1]	1,950,000	1,681,552

The Coca-Cola Co. 2.500%, 06/01/40	2,400,000	1,877,703

Cogent Communications Group, Inc. 3.500%, 05/01/26[1]	3,365,000	3,095,800

CommonSpirit Health 3.347%, 10/01/29	1,950,000	1,799,917

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 30.2% (continued)

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26	$3,350,000	$3,090,375

CVS Health Corp. 5.125%, 07/20/45	1,850,000	1,781,961

Dell International LLC/EMC Corp. 8.100%, 07/15/36	972,000	1,134,600

Dell, Inc. 7.100%, 04/15/28	2,950,000	3,208,197

Delta Air Lines, Inc. 7.375%, 01/15/26[5]	3,100,000	3,095,195

Discovery Communications LLC 3.950%, 03/20/28	2,047,000	1,910,784

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[1]	3,000,000	2,677,500

The Ford Foundation Series 2020, 2.415%, 06/01/50	2,725,000	1,942,964

Freeport-McMoRan, Inc. 4.625%, 08/01/30[5]	3,261,000	3,025,491

Graphic Packaging International LLC 3.500%, 03/01/29[1]	2,850,000	2,393,134

Hanesbrands, Inc. 4.875%, 05/15/26[1,5]	3,250,000	3,010,345

Hasbro, Inc. 3.900%, 11/19/29[5]	3,425,000	3,145,062

HB Fuller Co. 4.250%, 10/15/28	3,400,000	2,852,804

HCA, Inc. 3.500%, 09/01/30	3,050,000	2,594,665

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	3,600,000	3,253,500

The Home Depot, Inc. 5.875%, 12/16/36	1,600,000	1,839,650

KB Home 4.800%, 11/15/29	1,222,000	1,019,120
6.875%, 06/15/275	1,751,000	1,689,855

Kraft Heinz Foods Co. 4.375%, 06/01/46	5,075,000	4,229,532

Lamar Media Corp. 4.875%, 01/15/29[5]	3,250,000	2,925,377

Merck & Co., Inc. 1.900%, 12/10/28	7,310,000	6,496,292

Methanex Corp. (Canada) 5.125%, 10/15/27	1,800,000	1,588,500

Microsoft Corp. 2.525%, 06/01/50	2,450,000	1,804,489

MSCI, Inc. 3.250%, 08/15/33[1]	2,015,000	1,606,136

Murphy Oil USA, Inc. 4.750%, 09/15/29	3,250,000	2,925,195

	Principal Amount	Value

Newell Brands, Inc. 4.450%, 04/01/26[6]	$3,400,000	$3,238,542

Novelis Corp. 3.250%, 11/15/26[1]	3,175,000	2,683,747

Owens Corning 7.000%, 12/01/36	1,800,000	2,011,246

Parker-Hannifin Corp. 3.250%, 06/14/29	1,900,000	1,738,849

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[1]	3,250,000	3,030,625

PulteGroup, Inc. 6.000%, 02/15/35	2,050,000	2,009,748

SK Hynix, Inc. (South Korea) 2.375%, 01/19/31[1]	3,000,000	2,362,774

Sonoco Products Co. 2.850%, 02/01/32	3,682,000	3,074,052

Sysco Corp. 2.400%, 02/15/30	4,475,000	3,816,300

Teleflex, Inc. 4.250%, 06/01/28[1]	3,350,000	3,026,842

Tenet Healthcare Corp. 4.875%, 01/01/26[1]	3,350,000	3,082,000

Travel + Leisure Co. 5.650%, 04/01/24[6]	2,700,000	2,652,750

Twilio, Inc. 3.625%, 03/15/29	600,000	504,420
3.875%, 03/15/31[5]	2,694,000	2,216,542

United Parcel Service, Inc. 6.200%, 01/15/38	1,500,000	1,749,732

United Rentals North America, Inc. 3.875%, 02/15/31	3,650,000	3,079,094

Verizon Communications, Inc. 3.875%, 02/08/29	3,460,000	3,347,506

VF Corp. 2.950%, 04/23/30[5]	2,100,000	1,840,636

Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	2,520,000	2,204,044

Walmart, Inc. 4.050%, 06/29/48	1,850,000	1,808,190

WESCO Distribution, Inc. 7.125%, 06/15/25[1]	1,600,000	1,596,528

Western Digital Corp. 4.750%, 02/15/26	1,916,000	1,828,075

Yum! Brands, Inc. 3.625%, 03/15/31	3,550,000	2,982,000

Total Industrials		172,505,712

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 1.8%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[2,3,4]	$3,950,000	$3,510,122

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	4,750,000	3,701,904

Northern States Power Co. 2.900%, 03/01/50	3,800,000	2,856,316

Total Utilities		10,068,342

Total Corporate Bonds and Notes (Cost $277,956,574)		242,149,630

Asset-Backed Securities - 0.3%

FAN Engine Securitization, Ltd. (Ireland)
Series 2013-1A, Class 1A 4.625%, 10/15/43 (Cost $4,321,280)[1,7]	4,360,594	1,813,135

Municipal Bonds - 4.8%

California Health Facilities Financing Authority 4.190%, 06/01/37	3,500,000	3,329,417

California State General Obligation, School Improvements 7.550%, 04/01/39	2,300,000	3,119,923

Dallas Fort Worth International Airport, Series A 4.507%, 11/01/51	1,000,000	971,963

JobsOhio Beverage System, Series A 2.833%, 01/01/38	3,700,000	3,086,100

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	3,225,000	3,582,761

Massachusetts School Building Authority Series B, 1.753%, 08/15/30	4,500,000	3,875,159

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,550,000	3,988,315

Port Authority of New York & New Jersey 6.040%, 12/01/29	2,000,000	2,245,492

University of California 1.697%, 05/15/29	3,650,000	3,162,273

Total Municipal Bonds (Cost $31,318,397)		27,361,403

U.S. Government and Agency Obligations - 46.9%

Fannie Mae - 16.9%

FNMA
2.000%, 04/01/51	12,891,329	11,205,653
2.500%, 11/01/50	5,342,884	4,819,060
3.500%, 02/01/35 to 02/01/51	43,396,674	42,709,804
4.000%, 07/01/44 to 01/01/51	25,815,229	25,898,020
4.500%, 05/01/48 to 06/01/49	7,521,346	7,729,470

	Principal Amount	Value

FNMA 5.000%, 05/01/50	$3,649,344	$3,798,695

Total Fannie Mae		96,160,702

Freddie Mac - 8.2%

FHLMC
2.000%, 03/01/36	9,369,682	8,767,322
3.000%, 04/01/51	17,920,936	16,709,198
3.500%, 02/01/50	10,352,146	10,060,134
4.500%, 10/01/48 to 12/01/48	10,935,054	11,056,616

Total Freddie Mac		46,593,270

U.S. Treasury Obligations - 21.8%
U.S. Treasury Bonds
1.250%, 05/15/50	5,625,000	3,578,906
1.875%, 02/15/51	16,912,000	12,685,982
2.250%, 05/15/41	23,759,000	19,825,772
2.500%, 02/15/46	3,096,000	2,625,190
3.125%, 05/15/48	11,143,000	10,783,899
3.500%, 02/15/39	4,556,000	4,759,418
5.000%, 05/15/37	9,246,000	11,430,729
6.750%, 08/15/26	5,839,000	6,667,180

U.S. Treasury Notes
0.125%, 03/31/23 to 02/15/24	23,613,000	22,861,505
0.250%, 03/15/24	7,118,000	6,796,300
0.500%, 02/28/26	3,270,000	2,980,426
0.750%, 03/31/26	3,800,000	3,490,211
2.500%, 01/31/25	3,450,000	3,404,719
2.625%, 02/15/29	13,007,000	12,664,042

Total U.S. Treasury Obligations		124,554,279

Total U.S. Government and Agency Obligations (Cost $295,218,322)		267,308,251

Foreign Government Obligation - 0.8%

The Korea Development Bank (South Korea) 0.500%, 10/27/23 (Cost $4,554,702)	4,550,000	4,386,974

Short-Term Investments - 7.0%

Joint Repurchase Agreements - 3.0%[8]

Cantor Fitzgerald Securities, Inc., dated 06/30/22,due 07/01/22, 1.550% total to be received $4,066,875 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 08/01/22 - 01/20/68, totaling $4,148,034)	4,066,700	4,066,700

MUFG Securities America, Inc., dated 06/30/22,due 07/01/22, 1.550% total to be received $4,066,873 (collateralized by various U.S. Government Agency Obligations, 3.000% - 5.000%, 11/01/26 - 07/01/52, totaling $4,148,032)	4,066,698	4,066,698

National Bank Financial, dated 06/30/22, due 07/01/22, 1.590% total to be received $4,066,878 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 07/01/22 - 09/09/49, totaling $4,148,035)	4,066,698	4,066,698

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Joint Repurchase Agreements - 3.0%[8] (continued)

RBC Dominion Securities, Inc., dated 06/30/22,due 07/01/22, 1.550% total to be received $2,582,860 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.875%, 08/16/22 - 05/20/52, totaling $2,634,404)	$2,582,749	$2,582,749

State of Wisconsin Investment Board, dated 06/30/22, due 07/01/22, 1.550% total to be received $2,339,351 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 01/15/25 - 02/15/51, totaling $2,386,039)	2,339,250	2,339,250

Total Joint Repurchase Agreements		17,122,095

	Principal Amount	Value

Repurchase Agreements - 4.0%

Fixed Income Clearing Corp., dated 06/30/2022 due 07/01/2022, 1.35% total to be received $22,600,848 (collateralized by a U.S. Treasury, 0.375%, 07/15/27, totaling $23,052,062)	$22,600,000	$22,600,000

Total Short-Term Investments
(Cost $39,722,095)		39,722,095

Total Investments - 102.2%
(Cost $653,091,370)		582,741,488

Other Assets, less Liabilities - (2.2)%		(12,336,571)

Net Assets - 100.0%		$570,404,917

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of these securities amounted to $53,132,356 or 9.3% of net assets.

[2]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2022. Rate will reset at a future date.

[3]	Perpetuity Bond. The date shown represents the next call date.

[4]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[5]

Some of these securities, amounting to $24,789,642 or 4.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Security’s value was determined by using significant unobservable inputs.

[8]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

FHLMC	Freddie Mac

FNMA	Fannie Mae

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

National Insured	National Public Finance Guarantee Corp.

SOFR	Secured Overnight Financing Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$242,149,630	—	$242,149,630

Asset-Backed Securities	—	—	$1,813,135	1,813,135

Municipal Bonds†	—	27,361,403	—	27,361,403

U.S. Government and Agency Obligations†	—	267,308,251	—	267,308,251

Foreign Government Obligation	—	4,386,974	—	4,386,974

Short-Term Investments

Joint Repurchase Agreements	—	17,122,095	—	17,122,095

Repurchase Agreements	—	22,600,000	—	22,600,000

Total Investments in Securities	—	$580,928,353	$1,813,135	$582,741,488

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2022:

Asset-Backed Securities
Balance as of December 31, 2021	$2,475,909

Accrued discounts (premiums)	1,720

Realized gain (loss)	25,777

Change in unrealized appreciation/depreciation	2,125,682

Purchases	—

Sales	(2,815,953)

Transfers in to Level 3	—

Transfers out of Level 3	—

Balance as of June 30, 2022	$1,813,135

Net change in unrealized appreciation/depreciation on investments still held at June 30, 2022	$(899,699)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of June 30, 2022. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

	Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of June 30, 2022	Valuation Technique(s)	Unobservable Inputs(s)	Range	Median	Impact to Valuation from an Increase in Input(a)

Asset-Backed Securities	$1,813,135	Discounted Cash Flow	Discount Rate	15%	N/A	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	51.2

Corporate Bonds and Notes	37.3

Municipal Bonds	6.0

Foreign Government Obligations	0.6

Short-Term Investments	6.1

Other Assets, Less Liabilities	(1.2)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	53.8

Aaa/AAA	2.6

Aa/AA	5.6

A	7.8

Baa/BBB	21.6

Ba/BB	8.1

B	0.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 6.750%, 08/15/26	4.1

U.S. Treasury Bonds, 2.250%, 05/15/41	2.0

U.S. Treasury Bonds, 1.875%, 02/15/51	1.9

FNMA, 4.000%, 10/01/43	1.9

U.S. Treasury Bonds, 3.125%, 05/15/48	1.8

FNMA, 4.500%, 09/01/46	1.8

U.S. Treasury Bonds, 3.500%, 02/15/39	1.8

California State General Obligation, School Improvements, 7.550%, 04/01/39	1.6

FNMA, 3.500%, 02/01/47	1.6

FHLMC, 3.000%, 03/01/51	1.6

Top Ten as a Group	20.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 37.3%

Financials - 11.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$450,000	$415,499

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	610,000	496,302

American Tower Corp. 2.950%, 01/15/51	536,000	362,917

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[1,3]	458,000	411,309

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	266,000	259,882

Boston Properties, LP 3.400%, 06/21/29	538,000	482,236

Crown Castle International Corp. 4.300%, 02/15/29	378,000	362,923

First-Citizens Bank & Trust Co. 6.125%, 03/09/28[4]	420,000	437,625

The Goldman Sachs Group, Inc.
Series O, (5.300% to 11/10/26 then 3 month LIBOR + 3.834%), 5.300%, 11/10/26[1,2,3]	268,000	251,998

Morgan Stanley, GMTN
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%), 4.431%, 01/23/30[1,3]	530,000	514,961

OneMain Finance Corp. 6.125%, 03/15/24	524,000	500,420

SBA Communications Corp. 3.875%, 02/15/27	225,000	205,378

SLM Corp. 3.125%, 11/02/26	290,000	234,163

Starwood Property Trust, Inc. 5.500%, 11/01/23[5]	231,000	228,401

Wells Fargo & Co., MTN
(2.879% to 10/30/29 then SOFR + 1.432%), 2.879%, 10/30/30[1,3]	600,000	527,625

Total Financials		5,691,639

Industrials - 25.7%

AECOM 5.125%, 03/15/27	224,000	211,680

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[5]	480,000	429,187

Anglo American Capital PLC (United Kingdom) 2.875%, 03/17/31[5]	277,000	230,483

Aramark Services, Inc. 5.000%, 02/01/28[4,5]	270,000	244,677

	Principal Amount	Value

ArcelorMittal, S.A. (Luxembourg) 4.250%, 07/16/29[4]	$272,000	$258,222

Arconic, Inc. 5.900%, 02/01/27	206,000	202,910

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[4,5]	400,000	341,427

Ashtead Capital, Inc. 1.500%, 08/12/26[5]	278,000	242,756

Ball Corp. 4.875%, 03/15/26	200,000	196,750

Block Financial LLC 3.875%, 08/15/30	142,000	127,705

Broadcom, Inc. 1.950%, 02/15/28[5]	548,000	466,615

Centene Corp. 2.500%, 03/01/31	286,000	227,015

CF Industries, Inc. 5.375%, 03/15/44	501,000	466,992

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/25	516,000	517,197

Clearwater Paper Corp. 4.750%, 08/15/28[5]	270,000	232,830

The Coca-Cola Co. 2.500%, 06/01/40	135,000	105,621

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	250,000	230,000

Comcast Corp. 4.150%, 10/15/28	262,000	261,273

CommonSpirit Health 3.347%, 10/01/29	518,000	478,132

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26[4]	215,000	198,337

CVS Health Corp. 5.125%, 07/20/45	437,000	420,928

Dell, Inc. 7.100%, 04/15/28[4]	225,000	244,693

Discovery Communications LLC 3.950%, 03/20/28	252,000	235,231

Fiserv, Inc. 4.200%, 10/01/28	493,000	474,982

The Ford Foundation Series 2020, 2.415%, 06/01/50	588,000	419,252

Freeport-McMoRan, Inc. 4.625%, 08/01/30[4]	272,000	252,356

HCA, Inc. 3.500%, 09/01/30	235,000	199,917

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 25.7% (continued)

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	$220,000	$198,825

KB Home 4.800%, 11/15/29	441,000	367,784

Kraft Heinz Foods Co. 4.250%, 03/01/31	491,000	466,893

Merck & Co., Inc. 1.900%, 12/10/28	573,000	509,217

Microsoft Corp. 2.525%, 06/01/50	551,000	405,826

MSCI, Inc. 3.250%, 08/15/33[5]	118,000	94,057

Murphy Oil USA, Inc. 4.750%, 09/15/29	60,000	54,004
5.625%, 05/01/27	205,000	200,900

Newell Brands, Inc. 4.450%, 04/01/26[6]	236,000	224,793

PulteGroup, Inc. 5.000%, 01/15/27	492,000	491,952

Sonoco Products Co. 2.850%, 02/01/32	576,000	480,895

Sysco Corp. 2.400%, 02/15/30	543,000	463,073

Travel + Leisure Co. 5.650%, 04/01/24[6]	392,000	385,140

United Rentals North America, Inc. 3.875%, 02/15/31[4]	250,000	210,897

Verizon Communications, Inc. 3.875%, 02/08/29	506,000	489,548

Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	365,000	319,236

Total Industrials		13,280,208

Utilities - 0.6%

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	427,000	332,782

Total Corporate Bonds and Notes
(Cost $21,989,442)		19,304,629

Municipal Bonds - 6.0%

California Health Facilities Financing Authority 4.190%, 06/01/37	225,000	214,034

California State General Obligation, School Improvements 7.550%, 04/01/39	625,000	847,805

County of Miami-Dade FL Aviation Revenue, Series C 4.280%, 10/01/41	670,000	625,215

	Principal Amount	Value

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	$545,000	$605,459

Massachusetts School Building Authority Series B, 1.753%, 08/15/30	523,000	450,379

University of California, University & College Improvements Series BD, 3.349%, 07/01/29	360,000	345,258

Total Municipal Bonds
(Cost $3,361,619)		3,088,150

U.S. Government and Agency Obligations - 51.2%

Fannie Mae - 26.8%

FNMA
3.000%, 06/01/38 to 08/01/50	764,126	741,503
3.500%, 02/01/33 to 07/01/50	4,436,483	4,365,937
4.000%, 12/01/33 to 01/01/51	2,470,137	2,484,412
4.500%, 04/01/39 to 08/01/50	2,173,076	2,227,885
5.000%, 07/01/47 to 08/01/50	919,417	964,015

FNMA Pool
3.000%, 06/01/33 to 04/01/47	679,860	658,944
3.500%, 01/01/36 to 07/01/50	958,362	941,586
4.000%, 05/01/47 to 06/01/49	903,692	906,799
4.500%, 01/01/44 to 05/01/48	546,621	563,809

Total Fannie Mae		13,854,890

Freddie Mac - 6.3%

FHLMC
3.000%, 03/01/50 to 03/01/51	1,434,382	1,342,817
4.000%, 07/01/48 to 09/01/50	412,122	411,622
4.500%, 10/01/41	524,300	540,912

FHLMC Gold Pool
3.500%, 02/01/30 to 04/01/46	968,833	958,200

Total Freddie Mac		3,253,551

U.S. Treasury Obligations - 18.1%

U.S. Treasury Bonds
1.875%, 02/15/51	1,316,000	987,154
2.250%, 05/15/41	1,247,000	1,040,563
2.500%, 02/15/46	468,000	396,831
3.125%, 05/15/48	966,000	934,869
3.500%, 02/15/39	870,000	908,844
5.000%, 05/15/37	608,000	751,664
6.750%, 08/15/26	1,859,000	2,122,673

U.S. Treasury Notes
1.625%, 02/15/26	796,000	756,542
1.875%, 02/15/32	562,000	509,137
2.125%, 09/30/24	556,000	545,640
2.875%, 05/15/28	430,000	424,978

Total U.S. Treasury Obligations		9,378,895

Total U.S. Government and Agency Obligations
(Cost $28,681,033)		26,487,336

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Foreign Government Obligation - 0.6%

The Korea Development Bank (South Korea) 0.500%, 10/27/23
(Cost $345,614)	$346,000	$333,603

Short-Term Investments - 6.1%

Joint Repurchase Agreements - 2.2%[7]

Deutsche Bank Securities, Inc., dated 06/30/22,due 07/01/22, 1.480% total to be received $133,696 (collateralized by various U.S. Treasuries, 0.000% - 0.750%, 01/15/25 - 08/15/39, totaling $136,365)	133,691	133,691

National Bank Financial, dated 06/30/22, due 07/01/22, 1.590% total to be received $1,000,044 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 07/01/22 - 09/09/49, totaling $1,020,001)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,133,691

	Principal Amount	Value

Repurchase Agreements - 3.9%

Fixed Income Clearing Corp., dated 06/30/2022 due 07/01/2022, 1.35% total to be received $2,000,075 (collateralized by a U.S. Treasury, 0.125%, 08/15/31, totaling $2,040,027)	$2,000,000	$2,000,000

Total Short-Term Investments
(Cost $3,133,691)		3,133,691

Total Investments - 101.2%
(Cost $57,511,399)		52,347,409

Other Assets, less Liabilities - (1.2)%		(599,641)

Net Assets - 100.0%		$51,747,768

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2022. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $1,543,220 or 3.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of these securities amounted to $2,740,433 or 5.3% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

FHLMC	Freddie Mac

FNMA	Fannie Mae

GMTN	Global Medium-Term Notes

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$19,304,629	—	$19,304,629

Municipal Bonds†	—	3,088,150	—	3,088,150

U.S. Government and Agency Obligations†	—	26,487,336	—	26,487,336

Foreign Government Obligation†	—	333,603	—	333,603

Short-Term Investments

Joint Repurchase Agreements	—	1,133,691	—	1,133,691

Repurchase Agreements	—	2,000,000	—	2,000,000

Total Investments in Securities	—	$52,347,409	—	$52,347,409

†

All corporate bonds and notes, municipal bonds, U.S. government agency obligations and foreign government obligation held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, U.S. government agency obligations and foreign government obligation by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Category	%of Net Assets

Corporate Bonds and Notes	95.5

Short-Term Investments[1]	12.4

Other Assets, Less Liabilities[2]	(7.9)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

[2]	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value[1]

Baa/BBB	22.2

Ba/BB	64.7

B	13.1

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	%of Net Assets

Matador Resources Co., 5.875%, 09/15/26	1.9

Ford Motor Co., 4.346%, 12/08/26	1.9

SM Energy Co., 5.625%, 06/01/25	1.6

Ball Corp., 5.250%, 07/01/25	1.6

Aircastle, Ltd., 4.250%, 06/15/26 (Bermuda)	1.6

PTC, Inc., 3.625%, 02/15/25	1.5

United Airlines Holdings, Inc., 5.000%, 02/01/24	1.5

Western Midstream Operating LP, 4.650%, 07/01/26	1.5

DCP Midstream Operating LP, 5.375%, 07/15/25	1.5

Meritor, Inc., 6.250%, 06/01/25	1.5

Top Ten as a Group	16.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Principal Amount	Value

Corporate Bonds and Notes - 95.5%

Financials - 16.8%

Aircastle, Ltd. (Bermuda) 4.250%, 06/15/26	$304,000	$281,237

Ally Financial, Inc. Series B (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[1,2,3]	198,000	157,017

American Express Co. (3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	205,000	166,790

The Charles Schwab Corp. Series I (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[1,2,3]	241,000	204,286

Citigroup, Inc. (3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,3]	310,000	257,300

The Goldman Sachs Group, Inc. Series U (3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3]	165,000	128,093

MetLife, Inc. Series G (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3]	189,000	168,296

Morgan Stanley Series M (5.875% to 09/15/26 then 3 month LIBOR + 4.435%), 5.875%, 09/15/26[1,2,3]	210,000	204,711

Navient Corp. 6.125%, 03/25/24	193,000	182,991

OneMain Finance Corp. 7.125%, 03/15/26[4]	275,000	254,163

SBA Communications Corp. 3.875%, 02/15/27	180,000	164,302

SLM Corp. 4.200%, 10/29/25	286,000	259,104

Starwood Property Trust, Inc. 4.750%, 03/15/25	281,000	259,545

VICI Properties LP/VICI Note Co., Inc. 3.500%, 02/15/25[5]	120,000	112,251
4.250%, 12/01/26[5]	85,000	77,631

	Principal Amount	Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[5]	$185,000	$169,275

Total Financials		3,046,992

Industrials - 75.2%

AECOM 5.125%, 03/15/27	184,000	173,880

Alcoa Nederland Holding BV (Netherlands) 6.125%, 05/15/28[5]	200,000	194,500

Allegheny Technologies, Inc. 4.875%, 10/01/29	156,000	124,408

American Airlines Inc/AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26[5]	235,000	215,915

American Axle & Manufacturing, Inc. 6.250%, 03/15/26	164,000	150,479

Aramark Services, Inc. 5.000%, 02/01/28[4,5]	100,000	90,621

ArcelorMittal, S.A. (Luxembourg) 4.250%, 07/16/29[4]	81,000	76,897

Avient Corp. 5.750%, 05/15/25[5]	140,000	134,189

Ball Corp. 5.250%, 07/01/25	283,000	283,195

Bath & Body Works, Inc. 6.694%, 01/15/27	135,000	126,200

Caesars Entertainment, Inc. 6.250%, 07/01/25[5]	185,000	178,290

CDW LLC/CDW Finance Corp. 5.500%, 12/01/24	145,000	145,544

Centennial Resource Production LLC 5.375%, 01/15/26[5]	190,000	171,391

Chord Energy Corp. 6.375%, 06/01/26[5]	140,000	129,500

Clearwater Paper Corp. 5.375%, 02/01/25[5]	255,000	247,988

Cleveland-Cliffs, Inc. 5.875%, 06/01/27	195,000	181,843

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	200,000	184,000

Continental Resources, Inc. 4.375%, 01/15/28	138,000	129,720

Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	205,000	209,410

CSC Holdings LLC 5.250%, 06/01/24	167,000	156,145

Dana, Inc. 5.625%, 06/15/28[4]	100,000	86,078

DCP Midstream Operating LP 5.375%, 07/15/25	276,000	268,410

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 75.2% (continued)

Delta Air Lines, Inc. 7.375%, 01/15/26[4]	$251,000	$250,611

Embraer Netherlands Finance BV (Netherlands) 5.050%, 06/15/25	220,000	212,850

Encompass Health Corp. 4.500%, 02/01/28	191,000	163,515

Ford Motor Co. 4.346%, 12/08/26[4]	364,000	337,364
5.291%, 12/08/46	88,000	67,488

Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/25[5]	175,000	165,114

General Motors Co. 6.800%, 10/01/27	86,000	90,546

G-III Apparel Group, Ltd. 7.875%, 08/15/25[5]	180,000	173,956

The Goodyear Tire & Rubber Co. 4.875%, 03/15/27[4]	283,000	253,073

Hanesbrands, Inc. 4.875%, 05/15/26[4,5]	170,000	157,464

HCA, Inc. 5.375%, 02/01/25	192,000	190,994

Hillenbrand, Inc. 5.000%, 09/15/26	140,000	132,160

Howmet Aerospace, Inc. 6.875%, 05/01/25	212,000	217,788

Hudbay Minerals, Inc. (Canada) 4.500%, 04/01/26[5]	105,000	87,862

KB Home 4.000%, 06/15/31	95,000	73,269

Kraft Heinz Foods Co. 4.375%, 06/01/46	86,000	71,673

Lamar Media Corp. 4.875%, 01/15/29[4]	195,000	175,523

Lumen Technologies Inc 5.625%, 04/01/25	279,000	264,570

Matador Resources Co. 5.875%, 09/15/26	357,000	343,177

Mattel, Inc. 3.375%, 04/01/26[5]	240,000	220,182

MEG Energy Corp. (Canada) 5.875%, 02/01/29[5]	195,000	178,106

Meritage Homes Corp. 6.000%, 06/01/25	163,000	158,966

Meritor, Inc. 6.250%, 06/01/25[5]	260,000	266,644

Methanex Corp. (Canada) 5.125%, 10/15/27	200,000	176,500

	Principal Amount	Value

MGM Resorts International
5.750%, 06/15/25	$233,000	$221,933

Mueller Water Products, Inc.
4.000%, 06/15/29[5]	200,000	174,468

Murphy Oil Corp.
6.375%, 07/15/28[4]	185,000	172,529

Newell Brands, Inc.
4.450%, 04/01/26[6]	148,000	140,972

Novelis Corp.
3.250%, 11/15/26[5]	210,000	177,508

NuStar Logistics LP
5.625%, 04/28/27	186,000	166,472
5.750%, 10/01/25	115,000	107,525

Occidental Petroleum Corp.
7.875%, 09/15/31	150,000	164,625

Olin Corp.
5.125%, 09/15/27	185,000	170,047

Owens-Brockway Glass Container, Inc.
6.375%, 08/15/25[5]	220,000	209,926

Penn National Gaming, Inc.
4.125%, 07/01/29[5]	200,000	151,760

Penske Automotive Group, Inc.
3.500%, 09/01/25[4]	192,000	180,000

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[5]	250,000	233,125

PTC, Inc.
3.625%, 02/15/25[5]	295,000	279,005

Royal Caribbean Cruises, Ltd. (Liberia)
7.500%, 10/15/27	181,000	142,990

Sealed Air Corp.
5.500%, 09/15/25[5]	200,000	199,654

Silgan Holdings, Inc.
4.125%, 02/01/28	153,000	137,200

Southwestern Energy Co.
5.950%, 01/23/25[6]	47,000	46,431
8.375%, 09/15/28	235,000	247,631

Sprint Corp.
7.125%, 06/15/24	169,000	173,436

Taseko Mines, Ltd. (Canada)
7.000%, 02/15/26[5]	100,000	85,112

Tenet Healthcare Corp.
4.875%, 01/01/26[5]	190,000	174,800

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands)
3.150%, 10/01/26	224,000	183,680

TransDigm, Inc.
6.250%, 03/15/26[5]	190,000	183,113

Travel + Leisure Co.
5.650%, 04/01/24[6]	181,000	177,833

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 75.2% (continued)

Trinity Industries, Inc.
4.550%, 10/01/24	$199,000	$192,831

United Airlines Holdings, Inc.
5.000%, 02/01/24[4]	290,000	278,425

United States Steel Corp.
6.875%, 03/01/29	94,000	82,023

Wabash National Corp.
4.500%, 10/15/28[5]	155,000	118,575

WESCO Distribution, Inc.
7.250%, 06/15/28[5]	90,000	89,010

Western Midstream Operating LP
4.650%, 07/01/26	294,000	277,095

Westlake Corp.
0.875%, 08/15/24	192,000	183,245

Total Industrials		13,610,977

Telecommunications - 1.0%

CCO Holdings LLC/CCO Holdings Capital Corp.
5.500%, 05/01/26[5]	185,000	180,506

Utilities - 2.5%

NRG Energy, Inc.
5.250%, 06/15/29[5]	185,000	165,112

SM Energy Co.
5.625%, 06/01/25	312,000	294,840

Total Utilities		459,952

Total Corporate Bonds and Notes (Cost $19,395,142)		17,298,427

	Principal Amount	Value

Short-Term Investments - 12.4%

Joint Repurchase Agreements - 9.4%[7]

National Bank Financial, dated 06/30/22, due 07/01/22, 1.590% total to be received $1,000,044 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 07/01/22 - 09/09/49, totaling $1,020,001)	$1,000,000	$1,000,000

RBC Dominion Securities, Inc., dated 06/30/22,due 07/01/22, 1.550% total to be received $697,835 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.875%, 08/16/22 - 05/20/52, totaling $711,761)	697,805	697,805

Total Joint Repurchase Agreements		1,697,805

Repurchase Agreements - 3.0%

Fixed Income Clearing Corp., dated 06/30/2022 due 07/01/2022, 1.350% total to be received $550,021 (collateralized by a U.S. Treasury, 1.250%, 08/15/31, totaling $561,072)	550,000	550,000

Total Short-Term Investments
(Cost $2,247,805)		2,247,805

Total Investments - 107.9% (Cost $21,642,947)		19,546,232

Other Assets, less Liabilities - (7.9)%		(1,437,713)

Net Assets - 100.0%		$18,108,519

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at June 30, 2022. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $2,054,787 or 11.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of these securities amounted to $5,576,553 or 30.8% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT    Constant Maturity Treasury

LIBOR London Interbank Offered Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$17,298,427	—	$17,298,427

Short-Term Investments

Joint Repurchase Agreements	—	1,697,805	—	1,697,805

Repurchase Agreements	—	550,000	—	550,000

Total Investments in Securities	—	$19,546,232	—	$19,546,232

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

General Obligation	45.5

Transportation	33.6

Medical	9.7

Water	5.7

Education	2.8

Utilities	2.1

Power	1.5

Tobacco Settlement	0.8

Industrial Development	0.8

Short-Term Investments	2.6

Other Assets Less Liabilities	(5.1)

Rating	% of Market Value[1]

Aaa/AAA	24.2

Aa/AA	47.5

A	22.6

Baa/BBB	5.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Wisconsin State Revenue, Department of Transportation, Series 2, Series 2, 5.000%, 07/01/29	2.1

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, 5.000%, 11/15/27	1.4

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.3

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.3

New York State Urban Development Corp., 5.000%, 03/15/32	1.3

State of California, General Obligation, 5.000%, 11/01/30	1.2

State of New Jersey, Series A, 5.000%, 06/01/29	1.2

New York City Transitional Finance Authority Building Aid Revenue, Series S, 5.000%, 07/15/32	1.1

Michigan Finance Authority, Henry Ford Health System, 5.000%, 11/15/29	1.1

Top Ten as a Group	13.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Principal Amount	Value

Municipal Bonds - 102.5%

Alabama - 0.8%

Alabama Public School and College Authority, Series A
5.000%, 11/01/34	$7,500,000	$8,521,210

Arizona - 1.8%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	5,040,000	5,523,886

Arizona Industrial Development Authority
5.000%, 02/01/32	1,450,000	1,651,262
5.000%, 02/01/35	1,700,000	1,871,560
5.000%, 02/01/36	1,800,000	1,969,959
5.000%, 02/01/37	1,905,000	2,069,987

Salt River Project Agricultural Improvement & Power District
5.000%, 01/01/27	3,000,000	3,352,073
5.000%, 01/01/28	2,625,000	2,975,726

Total Arizona		19,414,453

California - 13.0%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,026,207
5.000%, 02/01/30	1,630,000	1,736,060
5.000%, 02/01/31	900,000	954,749
5.000%, 02/01/32	1,855,000	1,962,975

California State Public Works Board, Series A
5.000%, 02/01/30	3,500,000	4,042,992
5.000%, 02/01/31	3,500,000	4,075,500
5.000%, 02/01/32	3,500,000	4,098,631
5.000%, 08/01/33	5,000,000	5,738,687
5.000%, 08/01/34	2,750,000	3,136,848
5.000%, 08/01/35	2,500,000	2,836,978

California State Public Works Board, Series C
5.000%, 08/01/30 [1]	2,785,000	3,173,168
5.000%, 08/01/31 [1]	2,560,000	2,937,735
5.000%, 08/01/32 [1]	2,750,000	3,143,331
5.000%, 08/01/33 [1]	3,000,000	3,415,846

City of Los Angeles Department of Airports, Series C
5.000%, 05/15/30	10,515,000	11,801,776

Los Angeles County Public Works Financing Authority, Series G
5.000%, 12/01/30	1,750,000	2,037,276
5.000%, 12/01/31	1,500,000	1,757,920
5.000%, 12/01/32	1,875,000	2,178,181

Los Angeles Unified School District, Series A
5.000%, 07/01/28	5,000,000	5,679,473

San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/32	3,000,000	3,300,476
5.000%, 05/01/34	5,010,000	5,354,794
5.000%, 05/01/35	5,800,000	6,170,235

	Principal Amount	Value

State of California
5.000%, 08/01/29	$7,235,000	$7,929,693
5.000%, 09/01/29	5,075,000	5,570,136
5.000%, 11/01/29	6,720,000	7,795,217
5.000%, 11/01/30	11,575,000	13,538,589
5.000%, 09/01/31	8,000,000	9,423,511
5.000%, 04/01/32	5,000,000	5,924,240

University of California, Series S
5.000%, 05/15/36	3,000,000	3,456,150
5.000%, 05/15/37	3,000,000	3,429,875
5.000%, 05/15/38	3,000,000	3,404,413

Total California		141,031,662

Colorado - 0.4%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/33	4,260,000	4,499,205

Connecticut - 4.6%

Connecticut State Health & Educational Facilities Authority
5.000%, 07/01/31	6,205,000	6,804,456
5.000%, 07/01/33	2,750,000	2,966,449
5.000%, 07/01/34	3,100,000	3,335,135

State of Connecticut Special Tax Revenue
5.000%, 05/01/28	3,000,000	3,389,022

State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 01/01/30	10,180,000	11,273,071

State of Connecticut Special Tax Revenue, Series B
5.000%, 10/01/35	7,500,000	8,180,233

State of Connecticut Special Tax Revenue, Series C
5.000%, 01/01/28	1,000,000	1,125,390
5.000%, 01/01/29	1,000,000	1,135,844
5.000%, 01/01/30	1,000,000	1,142,507
5.000%, 01/01/31	1,000,000	1,148,049
5.000%, 01/01/32	1,000,000	1,155,826

State of Connecticut, Series A
5.000%, 01/15/31	7,650,000	8,683,230

Total Connecticut		50,339,212

Delaware - 0.3%

Delaware River & Bay Authority
5.000%, 01/01/31 [1]	1,000,000	1,134,013
5.000%, 01/01/32 [1]	1,040,000	1,185,759
5.000%, 01/01/33 [1]	1,100,000	1,248,080

Total Delaware		3,567,852

District of Columbia - 3.0%

District of Columbia, Series A
5.000%, 06/01/30	6,020,000	6,553,302

District of Columbia, Series B
5.000%, 10/01/28	7,100,000	8,114,154
5.000%, 06/01/31	10,080,000	11,291,006

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

District of Columbia - 3.0% (continued)

Washington Convention & Sports Authority, Series A
5.000%, 10/01/27	$5,475,000	$6,136,557

Total District of Columbia		32,095,019

Florida - 5.2%

Central Florida Expressway Authority
5.000%, 07/01/28	4,460,000	5,018,596

Escambia County Health Facilities Authority
5.000%, 08/15/37	6,000,000	6,327,085

Florida Development Finance Corp.
4.000%, 11/15/33	10,000,000	10,017,190

Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	7,765,558

Lee Memorial Health System, Series A
5.000%, 04/01/34	5,645,000	6,040,647

Orange County Health Facilities Authority, Series A
5.000%, 10/01/31	4,525,000	4,764,668

State of Florida, Capital Outlay, Series B
5.000%, 06/01/27	9,045,000	9,522,056

State of Florida, Series C
5.000%, 06/01/31	5,375,000	6,361,872

Total Florida		55,817,672

Georgia - 1.5%

Georgia State University & College Improvements, Series A
5.000%, 07/01/27	4,600,000	4,600,959

Private Colleges & Universities Authority, Series B
5.000%, 09/01/30	10,365,000	12,002,785

Total Georgia		16,603,744

Illinois - 8.2%

Chicago O’Hare International Airport, Series A
5.000%, 01/01/35	5,010,000	5,486,305

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	5,670,000	5,962,521

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/36	10,000,000	10,571,820
5.000%, 01/01/38	5,500,000	5,788,925

Illinois Finance Authority
5.000%, 01/01/29	2,310,000	2,631,170
5.000%, 07/01/29	8,755,000	10,043,354

Illinois Finance Authority, Series A
4.000%, 08/15/37	5,910,000	5,761,439

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	11,000,000	11,984,925

	Principal Amount	Value

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	$9,735,000	$10,382,702

Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A
5.000%, 01/01/30	10,110,000	11,388,433

State of Illinois, Series A
5.250%, 03/01/37	8,500,000	9,129,590

Total Illinois		89,131,184

Indiana - 1.5%

Indiana Finance Authority, Series A
5.000%, 02/01/32	5,000,000	5,782,890

Indiana Finance Authority, Series S
5.000%, 10/01/28	1,000,000	1,137,470
5.000%, 10/01/29	3,555,000	4,071,780

Indiana Finance Authority, Series C
5.000%, 06/01/29	4,800,000	5,500,953

Total Indiana		16,493,093

Iowa - 1.5%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,025,000	16,658,910

Kentucky - 0.5%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A
5.000%, 10/01/29	5,505,000	5,883,487

Maine - 0.8%

Maine Turnpike Authority
5.000%, 07/01/28	1,955,000	2,218,349
5.000%, 07/01/29	1,600,000	1,832,159
5.000%, 07/01/30	1,390,000	1,605,848
5.000%, 07/01/31	1,500,000	1,748,283
5.000%, 07/01/32	1,390,000	1,632,395

Total Maine		9,037,034

Maryland - 7.9%

Maryland State Transportation Authority
5.000%, 07/01/33	6,350,000	7,224,584

State of Maryland Department of Transportation, Series 2022B
5.000%, 12/01/27 [1]	2,500,000	2,769,040
5.000%, 12/01/28 [1]	2,305,000	2,581,615
5.000%, 12/01/29 [1]	2,250,000	2,546,614

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,365,000	13,646,919
5.000%, 09/01/29	12,205,000	13,633,130

State of Maryland, Series C
4.000%, 03/01/28	9,500,000	10,256,285
4.000%, 03/01/29	9,245,000	10,038,158

State of Maryland, Series D
4.000%, 08/01/28	8,000,000	8,654,765
4.000%, 08/01/29	6,500,000	7,073,527

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Maryland - 7.9% (continued)

State of Maryland, State & Local Facilities Loan of 2019, 1st Series
5.000%, 03/15/30	$6,000,000	$6,863,516

Total Maryland		85,288,153

Michigan - 3.3%

Michigan Finance Authority, Henry Ford Health System
5.000%, 11/15/29	11,450,000	12,243,555

Michigan State Building Authority Revenue, Series I
5.000%, 04/15/27	5,700,000	6,162,343

State of Michigan
5.000%, 03/15/27	10,000,000	11,169,296

Wayne County Airport Authority, Series A
5.000%, 12/01/37	2,285,000	2,498,847
5.000%, 12/01/38	1,405,000	1,532,532
5.000%, 12/01/39	1,800,000	1,959,261

Total Michigan		35,565,834

Minnesota - 0.3%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/35	3,165,000	3,334,182

New Jersey - 5.4%

New Jersey State Turnpike Authority Revenue, Series B
5.000%, 01/01/28	4,010,000	4,469,297

New Jersey State Turnpike Authority Revenue, Series D
5.000%, 01/01/28	5,000,000	5,448,291

New Jersey Transportation Trust Fund Authority
4.000%, 06/15/37	3,000,000	2,973,638

New Jersey Transportation Trust Fund Authority, Series S
5.000%, 06/15/30	6,255,000	6,846,184
5.000%, 06/15/31	7,615,000	8,338,436
5.000%, 06/15/32	5,750,000	6,215,875
5.000%, 06/15/33	6,000,000	6,453,530

State of New Jersey
5.000%, 06/01/25	4,335,000	4,633,296
5.000%, 06/01/29	11,500,000	12,924,698

Total New Jersey		58,303,245

New Mexico - 1.3%

New Mexico Finance Authority, Series A
5.000%, 06/15/28	4,470,000	5,082,697
5.000%, 06/15/30	7,500,000	8,678,219
Total New Mexico		13,760,916

New York - 18.8%

City of New York
5.000%, 08/01/34	3,250,000	3,614,116

	Principal Amount	Value

City of New York NY, Series B
5.000%, 08/01/32	$3,000,000	$3,483,007

City of New York, Series C
5.000%, 08/01/33	1,500,000	1,678,530

City of New York, Series L
5.000%, 04/01/33	6,500,000	7,337,375

Long Island Power Authority
5.000%, 09/01/35	5,030,000	5,551,939

Long Island Power Authority, Series A
5.000%, 09/01/30	2,275,000	2,593,555
5.000%, 09/01/31	3,935,000	4,511,838

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B
5.000%, 11/15/27	14,225,000	15,290,827

Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	4,998,952
5.000%, 11/15/27	5,000,000	5,066,413
5.000%, 11/15/28	4,760,000	5,031,077

New York City Transitional Finance Authority Building Aid Revenue, Series S
5.000%, 07/15/32	10,835,000	12,471,128

New York City Transitional Finance Authority Building Aid Revenue, Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,080,000	5,699,628

New York City Transitional Finance Authority Future Tax Secured Revenue
5.000%, 11/01/31	2,500,000	2,873,775
5.000%, 11/01/32	4,000,000	4,573,229

New York City Transitional Finance Authority Future Tax Secured Revenue, Series E
5.000%, 02/01/37	7,000,000	7,735,367

New York City Transitional Finance Authority Future Tax Secured Revenue, Series F
5.000%, 02/01/36	1,000,000	1,120,830
5.000%, 02/01/39	4,000,000	4,426,598

New York State Dormitory Authority, Series A
5.000%, 12/15/27	5,640,000	5,717,010
5.000%, 03/15/31	7,670,000	8,547,033
5.000%, 03/15/32	8,000,000	9,161,010
5.000%, 03/15/33	3,200,000	3,688,620

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	8,946,933

New York State Dormitory Authority, Series S
4.000%, 05/01/39	2,000,000	1,935,949

New York State Urban Development Corp.
5.000%, 03/15/32	12,000,000	13,597,652

New York Transportation Development Corp, Series P
5.000%, 12/01/36	10,000,000	10,396,898

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 18.8% (continued)

New York Transportation Development Corp.
4.000%, 10/31/41	$1,250,000	$1,094,058
4.000%, 10/31/46	1,500,000	1,263,071
5.000%, 12/01/30	1,000,000	1,071,877
5.000%, 12/01/31	1,100,000	1,183,689
5.000%, 12/01/32	1,450,000	1,535,322
5.000%, 12/01/33	1,000,000	1,053,323

Port Authority of New York & New Jersey
5.000%, 07/15/32	6,545,000	7,230,791

Triborough Bridge & Tunnel Authority
5.000%, 05/15/30 [1]	10,000,000	11,465,343
5.000%, 05/15/31 [1]	10,000,000	11,555,230
5.000%, 05/15/32 [1]	5,000,000	5,824,038

Total New York		203,326,031

North Carolina - 1.0%

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	10,000,000	11,159,625

Ohio - 0.5%

Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	5,522,822

Oregon - 2.4%

Oregon State Lottery, Series C
5.000%, 04/01/27	10,000,000	10,713,616

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	9,863,007

State of Oregon
5.000%, 05/01/27	5,000,000	5,611,847

Total Oregon		26,188,470

Pennsylvania - 2.1%

Allegheny County Airport Authority, Series A
5.000%, 01/01/31	1,350,000	1,488,163
5.000%, 01/01/32	2,215,000	2,422,711

Allegheny County Hospital Development Authority, University Pittsburgh Medical Center
5.000%, 07/15/31	5,530,000	6,072,580

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,910,000	8,553,129

Hospitals & Higher Education Facilities Authority of Philadelphia
4.000%, 07/01/38	2,500,000	2,436,344
4.000%, 07/01/39	2,000,000	1,940,311

Total Pennsylvania		22,913,238

Texas - 5.9%

City of Corpus Christi TX Utility System Revenue, Junior Lien
5.000%, 07/15/29	3,125,000	3,540,772

	Principal Amount	Value

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/35	$1,100,000	$1,085,892
4.000%, 07/01/36	1,100,000	1,085,677
5.000%, 07/01/34	2,835,000	3,081,124

City of San Antonio TX Electric & Gas Systems Revenue, Series A
5.000%, 02/01/37	3,010,000	3,359,172
5.000%, 02/01/38	2,985,000	3,318,594

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	10,227,988

Dallas Fort Worth International Airport, Series A
5.000%, 11/01/30	2,000,000	2,275,371
5.000%, 11/01/31	3,265,000	3,695,496

Lower Colorado River Authority, LCRA Transmission Services Corporation
5.000%, 05/15/29	3,815,000	3,973,431

North Texas Municipal Water District Water System Revenue, Refunding and Improvement
5.000%, 09/01/29	7,350,000	8,122,345

North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,127,425
5.000%, 01/01/32	3,010,000	3,241,068

Texas Private Activity Bond Surface Transportation Corp.
4.000%, 12/31/37	5,000,000	4,588,725
4.000%, 12/31/38	3,735,000	3,397,014

Texas Water Development Board
5.000%, 08/01/38	5,860,000	6,675,009

Total Texas		63,795,103

Utah - 2.1%

Intermountain Power Agency, Series A
5.000%, 07/01/34	5,250,000	6,005,933

Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	3,766,892
5.000%, 07/01/30	6,585,000	7,138,261

University of Utah/The, Series B
5.000%, 08/01/37 [1]	5,000,000	5,813,164

Total Utah		22,724,250

Virginia - 1.5%

Hampton Roads Transportation Accountability Commission, Series A
5.000%, 07/01/26	9,810,000	10,794,980

Virginia Small Business Financing Authority
4.000%, 01/01/37 [1]	3,000,000	2,845,734
4.000%, 01/01/38 [1]	3,000,000	2,824,193
Total Virginia		16,464,907

Washington - 2.6%

Port of Seattle
5.000%, 08/01/31	5,000,000	5,595,110

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Washington - 2.6% (continued)

State of Washington School Improvements, Series C
5.000%, 02/01/28	$7,370,000	$8,031,923

State of Washington, Series R-2015C
5.000%, 07/01/28	10,280,000	10,913,835

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	3,397,989

Total Washington		27,938,857

West Virginia - 1.3%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/35	3,745,000	3,884,876

West Virginia Parkways Authority
5.000%, 06/01/37	1,750,000	1,991,432
5.000%, 06/01/38	2,000,000	2,266,956
5.000%, 06/01/39	5,150,000	5,774,888

Total West Virginia		13,918,152

Wisconsin - 3.0%

State of Wisconsin
5.000%, 05/01/29	3,500,000	4,033,093
5.000%, 05/01/30	2,390,000	2,789,674
5.000%, 05/01/31	2,700,000	3,124,074

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at June 30, 2022, amounted to $64,462,903, or 5.9% of net assets.

	Principal Amount	Value

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	$20,405,000	$22,634,824

Total Wisconsin		32,581,665

Total Municipal Bonds (Cost $1,184,397,121)		1,111,879,187

Short-Term Investments - 2.6%

Repurchase Agreements - 2.6%

Fixed Income Clearing Corp., dated 6/30/2022 due 07/01/2022, 1.35% total to be received $28,401,065 (collateralized by a U.S. Treasury, 0.375%, 07/15/27, totaling $28,968,083)	28,400,000	28,400,000

Total Short-Term Investments (Cost $28,400,000)		28,400,000

Total Investments - 105.1% (Cost $1,212,797,121)		1,140,279,187

Other Assets, less Liabilities - (5.1)%		(55,656,201)

Net Assets - 100.0%		$1,084,622,986

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$1,111,879,187	—	$1,111,879,187

Short-Term Investments

Repurchase Agreements	—	28,400,000	—	28,400,000

Total Investments in Securities	—	$1,140,279,187	—	$1,140,279,187

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	37.3

Medical	30.0

General Obligation	17.2

Industrial Development	4.9

Education	4.7

Tobacco Settlement	4.1

Short-Term Investments	2.4

Other Assets Less Liabilities	(0.6)

Rating	% of Market Value[1]

Aa/AA	7.5

A	49.4

Baa/BBB	42.3

Ba/BB	0.8

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.4

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	2.9

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/48	2.6

Pennsylvania Turnpike Commission, Series A, 4.000%, 12/01/50	2.3

Brevard County Health Facilities Authority, Series A, 5.000%, 04/01/47	2.3

Central Texas Regional Mobility Authority, Series B, 5.000%, 01/01/45	2.3

Central Plains Energy Project Project #3, Series A, 5.000%, 09/01/42	2.2

New York Transportation Development Corp., Revenue, 4.000%, 04/30/53	2.1

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, Revenue, 6.500%, 11/15/38	2.0

Escambia County Health Facilities Authority, 4.000%, 08/15/50	1.9

Top Ten as a Group	24.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Principal Amount	Value

Municipal Bonds - 98.2%

California - 6.1%

California Municipal Finance Authority, Series A
4.000%, 02/01/51	$1,750,000	$1,578,852

California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,094,066
5.000%, 05/15/48	4,600,000	4,715,521

Riverside County Transportation Commission
4.000%, 06/01/46	2,500,000	2,344,035
4.000%, 06/01/47	3,425,000	3,151,356

San Diego County Regional Airport Authority, Series B
4.000%, 07/01/51	2,000,000	1,873,781

Total California		16,757,611

Colorado - 3.9%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	5,000,000	5,107,710

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008
6.500%, 11/15/38	4,445,000	5,460,201

Total Colorado		10,567,911

Connecticut - 2.8%

Connecticut State Health & Educational Facilities Authority
4.000%, 07/01/39	3,500,000	3,154,184
4.000%, 07/01/40	3,400,000	3,040,757
4.000%, 07/01/42	1,750,000	1,557,238

Total Connecticut		7,752,179

Florida - 12.0%

Brevard County Health Facilities Authority
5.000%, 04/01/47	6,000,000	6,326,734

City of Tampa, Series H
4.000%, 07/01/45	1,475,000	1,392,508
5.000%, 07/01/50	1,400,000	1,459,404

County of Miami-Dade Seaport Department, Series A
4.000%, 10/01/45	5,000,000	4,649,999

Escambia County Health Facilities Authority
4.000%, 08/15/50	6,050,000	5,319,839

Florida Development Finance Corp.
4.000%, 02/01/52	3,000,000	2,464,859
5.000%, 02/01/52	2,000,000	1,975,780

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	5,000,000	4,564,203

Miami Beach Health Facilities Authority
4.000%, 11/15/46	5,000,000	4,626,570

Total Florida		32,779,896

	Principal Amount	Value

Illinois - 10.1%

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	$6,750,000	$7,007,011

Metropolitan Pier & Exposition Authority
4.000%, 12/15/42	2,000,000	1,788,206
4.000%, 06/15/52	3,000,000	2,582,422
5.000%, 06/15/50	5,000,000	5,045,509

State of Illinois
5.500%, 05/01/39	4,000,000	4,290,366
5.750%, 05/01/45	3,000,000	3,265,380

State of Illinois, Series A
4.000%, 03/01/40	1,500,000	1,395,536
5.000%, 03/01/46	2,225,000	2,284,625

Total Illinois		27,659,055

Maine - 0.3%

Maine Health & Higher Educational Facilities Authority, Series A
4.000%, 07/01/50	1,000,000	938,258

Massachusetts - 1.6%

Massachusetts Development Finance Agency
4.000%, 07/01/51	5,110,000	4,432,819

Minnesota - 2.8%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/49	5,000,000	5,169,555

Duluth Economic Development Authority, Essentia Health Obligated Group
5.000%, 02/15/48	2,550,000	2,627,687

Total Minnesota		7,797,242

Nebraska - 2.2%

Central Plains Energy Project Project #3, Series A
5.000%, 09/01/42	5,560,000	5,911,698

New Jersey - 8.4%

New Jersey Economic Development Authority
5.000%, 11/01/44	3,000,000	3,117,446

New Jersey Economic Development Authority, Series S
4.000%, 06/15/46	1,500,000	1,381,771
4.000%, 06/15/50	1,500,000	1,366,326

New Jersey Transportation Trust Fund Authority
4.000%, 06/15/45	2,000,000	1,853,376
4.000%, 06/15/50	2,000,000	1,821,768
5.000%, 06/15/45	1,000,000	1,042,787
5.000%, 06/15/50	2,000,000	2,075,950

New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	2,250,000	2,332,824

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 8.4% (continued)

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	$2,500,000	$2,561,485
5.250%, 06/01/46	3,285,000	3,416,566

Tobacco Settlement Financing Corp. Series B
5.000%, 06/01/46	2,050,000	2,049,903

Total New Jersey		23,020,202

New York - 16.4%

Metropolitan Transportation Authority, Series C
4.750%, 11/15/45	3,175,000	3,212,196
5.000%, 11/15/50	2,335,000	2,404,968
5.250%, 11/15/55	3,020,000	3,138,285

Monroe County Industrial Development Corp., Series A
4.000%, 07/01/50	5,095,000	4,803,950

New York State Dormitory Authority, Series A
4.000%, 07/01/47	2,000,000	1,792,041
4.000%, 07/01/52	2,115,000	1,859,507

New York State Dormitory Authority, Series S
4.250%, 05/01/52	2,000,000	1,887,132
5.000%, 05/01/52	3,000,000	3,110,768

New York State Thruway Authority, Series B
4.000%, 01/01/45	3,500,000	3,316,357

New York Transportation Development Corp, Series P
5.000%, 12/01/40	5,000,000	5,180,869
5.000%, 12/01/41	5,000,000	5,169,877

New York Transportation Development Corp.
4.000%, 12/01/39	1,825,000	1,732,894
4.000%, 12/01/41	1,900,000	1,781,298
4.000%, 04/30/53	6,915,000	5,629,256

Total New York		45,019,398

Oklahoma - 1.6%

Norman Regional Hospital Authority
5.000%, 09/01/45	4,335,000	4,418,603

Oregon - 0.6%

Oregon State Facilities Authority, Series A
5.000%, 06/01/52	1,500,000	1,587,722

Pennsylvania - 8.1%

Allegheny County Airport Authority, Series A
5.000%, 01/01/51	5,000,000	5,204,555

Geisinger Authority, Series G
4.000%, 04/01/50	5,710,000	5,177,227

Montgomery County Higher Education and Health Authority
5.000%, 05/01/52	5,000,000	5,253,438

Pennsylvania Turnpike Commission, Series A
4.000%, 12/01/50	7,050,000	6,421,246

Total Pennsylvania		22,056,466

	Principal Amount	Value

Rhode Island - 1.2%

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/40	$3,285,000	$3,329,131

Texas - 11.5%

Central Texas Regional Mobility Authority, Series B
4.000%, 01/01/51	2,030,000	1,841,647
5.000%, 01/01/45	5,905,000	6,221,843

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/48	1,500,000	1,398,661

Texas Private Activity Bond Surface Transportation Corp.
5.000%, 06/30/58	9,320,000	9,227,708

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	3,955,000	4,003,020
5.000%, 12/31/45	3,880,000	3,909,747

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	5,500,000	4,972,069

Total Texas		31,574,695

Virginia - 5.6%

Lynchburg Economic Development Authority
4.000%, 01/01/55	1,500,000	1,344,499

Virginia Small Business Financing Authority
4.000%, 01/01/39 [1]	3,000,000	2,807,278
4.000%, 01/01/40 [1]	3,000,000	2,785,658
5.000%, 12/31/47	2,555,000	2,650,347

Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,548,214
5.000%, 12/31/52	3,170,000	3,221,668

Total Virginia		15,357,664

West Virginia - 3.0%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/43	8,000,000	8,078,560

Total Municipal Bonds
(Cost $301,769,170)		269,039,110

Short-Term Investments - 2.4%

Repurchase Agreements - 2.4%

Fixed Income Clearing Corp., dated 06/30/2022 due 07/01/2022, 1.35% total to be received $6,450,242 (collateralized by a U.S. Treasury,
1.250%, 08/15/31, totaling $6,579,022)	6,450,000	6,450,000

Total Short-Term Investments
(Cost $6,450,000)		6,450,000

Total Investments - 100.6%
(Cost $308,219,170)		275,489,110

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

Value
Other Assets, less Liabilities - (0.6)%	$(1,623,056)

Net Assets - 100.0%	$273,866,054

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at June 30, 2022, amounted to $5,592,936, or 2.0% of net assets.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$269,039,110	—	$269,039,110

Short-Term Investments

Repurchase Agreements	—	6,450,000	—	6,450,000

Total Investments in Securities	—	$275,489,110	—	$275,489,110

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (unaudited) June 30, 2022

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $24,789,642, $1,543,220, $2,054,787, $0,and $0, respectively)	$543,019,393	$49,213,718	$17,298,427	$1,111,879,187	$269,039,110

Repurchase Agreements at value[2]	39,722,095	3,133,691	2,247,805	28,400,000	6,450,000

Cash	1,213,863	118,793	26,116	1,473,173	330,427

Receivable for investments sold	—	—	—	—	3,043,601

Dividend and interest receivables	4,631,053	435,102	253,359	13,131,978	2,805,525

Securities lending income receivable	11,141	943	1,150	—	—

Receivable for Fund shares sold	37,447	699	300	1,980,373	66,180

Receivable from affiliate	3,100	10,456	7,467	55,040	17,789

Prepaid expenses and other assets	37,231	20,421	18,679	89,585	28,281

Total assets	588,675,323	52,933,823	19,853,303	1,157,009,336	281,780,913

Liabilities:

Payable upon return of securities loaned	17,122,095	1,133,691	1,697,805	—	—

Payable for delayed delivery investments purchased	—	—	—	68,134,227	6,620,640

Payable for Fund shares repurchased	749,629	309	5,693	3,757,320	1,095,968

Accrued expenses:

Investment advisory and management fees	109,448	12,773	5,909	189,382	103,273

Administrative fees	71,379	6,386	2,273	136,643	34,424

Distribution fees	—	2,352	—	2,865	940

Shareholder service fees	79,537	2,083	1,876	46,430	11,846

Other	138,318	28,461	31,228	119,483	47,768

Total liabilities	18,270,406	1,186,055	1,744,784	72,386,350	7,914,859

Net Assets	$570,404,917	$51,747,768	$18,108,519	$1,084,622,986	$273,866,054

[1] Investments at cost	$613,369,275	$54,377,708	$19,395,142	$1,184,397,121	$301,769,170

[2] Repurchase agreements at cost	$39,722,095	$3,133,691	$2,247,805	$28,400,000	$6,450,000

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$651,076,362	$60,705,821	$20,479,607	$1,159,873,755	$311,545,679

Total distributable loss	(80,671,445)	(8,958,053)	(2,371,088)	(75,250,769)	(37,679,625)

Net Assets	$570,404,917	$51,747,768	$18,108,519	$1,084,622,986	$273,866,054

Class N:

Net Assets	$334,862,454	$11,391,594	$6,654,520	$13,200,541	$2,878,398

Shares outstanding	15,338,629	1,223,227	335,870	1,196,197	325,067

Net asset value, offering and redemption price per share	$21.83	$9.31	$19.81	$11.04	$8.85

Class I:

Net Assets	$235,542,463	$28,551,337	$11,453,999	$1,071,422,445	$270,875,167

Shares outstanding	10,787,841	3,055,190	578,502	96,534,765	31,537,757

Net asset value, offering and redemption price per share	$21.83	$9.35	$19.80	$11.10	$8.59

Class Z:

Net Assets	—	$11,804,837	—	—	$112,489

Shares outstanding	—	1,263,469	—	—	13,100

Net asset value, offering and redemption price per share	—	$9.34	—	—	$8.59

The accompanying notes are an integral part of these financial statements.

Statement of Operations (unaudited) For the six months ended June 30, 2022

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$7,606,020	$603,390	$362,160	$11,325,697	$4,978,051

Securities lending income	40,494	4,621	5,381	—	—

Total investment income	7,646,514	608,011	367,541	11,325,697	4,978,051

Expenses:

Investment advisory and management fees	743,117	79,253	38,059	1,241,930	717,684

Administrative fees	484,642	39,626	14,638	898,905	239,228

Distribution fees - Class N	—	15,497	—	19,400	6,468

Shareholder servicing fees - Class N	463,829	—	9,154	9,855	3,881

Shareholder servicing fees - Class I	68,781	11,857	3,049	295,755	78,419

Professional fees	44,630	28,441	21,253	49,671	26,983

Custodian fees	39,175	10,748	8,240	47,881	18,827

Reports to shareholders	36,207	2,197	2,988	15,864	3,827

Registration fees	31,847	19,866	12,559	46,577	22,727

Trustee fees and expenses	22,978	1,796	666	41,955	11,463

Transfer agent fees	19,778	1,718	636	18,910	5,325

Interest expense	—	427	—	—	—

Miscellaneous	12,891	2,242	1,261	20,058	6,482

Total expenses before offsets	1,967,875	213,668	112,503	2,706,761	1,141,314

Expense reimbursements	(45,958)	(59,073)	(42,718)	(344,234)	(111,561)

Net expenses	1,921,917	154,595	69,785	2,362,527	1,029,753

Net investment income	5,724,597	453,416	297,756	8,963,170	3,948,298

Net Realized and Unrealized Loss:

Net realized loss on investments	(10,484,826)	(1,240,442)	(243,457)	(4,642,158)	(5,908,626)

Net change in unrealized appreciation/depreciation on investments	(76,074,670)	(5,641,097)	(2,175,101)	(125,608,853)	(57,945,223)

Net realized and unrealized loss	(86,559,496)	(6,881,539)	(2,418,558)	(130,251,011)	(63,853,849)

Net decrease in net assets resulting from operations	$(80,834,899)	$(6,428,123)	$(2,120,802)	$(121,287,841)	$(59,905,551)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the six months ended June 30, 2022 (unaudited) and the fiscal year ended December 31, 2021

	AMG GW&K ESG Bond Fund		AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K High Income Fund

	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$5,724,597	$16,869,717	$453,416	$812,613	$297,756	$437,039

Net realized gain (loss) on investments	(10,484,826)	81,364,988	(1,240,442)	874,010	(243,457)	151,347

Net change in unrealized appreciation/depreciation on investments	(76,074,670)	(112,045,135)	(5,641,097)	(2,321,289)	(2,175,101)	89,236

Net increase (decrease) in net assets resulting from operations	(80,834,899)	(13,810,430)	(6,428,123)	(634,666)	(2,120,802)	677,622

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(3,248,161)	(53,132,625)	(96,081)	(211,642)	(115,045)	(232,178)

Class I	(2,662,373)	(51,380,355)	(237,467)	(426,487)	(204,694)	(312,124)

Class Z	—	—	(114,765)	(186,240)	—	—

From paid-in capital:

Class N	—	—	—	(12,304)	—	—

Class I	—	—	—	(24,795)	—	—

Class Z	—	—	—	(10,828)	—	—

Total distributions to shareholders	(5,910,534)	(104,512,980)	(448,313)	(872,296)	(319,739)	(544,302)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(97,787,972)	(228,559,947)	(2,225,730)	7,211,314	(774,652)	10,888,534

Total increase (decrease) in net assets	(184,533,405)	(346,883,357)	(9,102,166)	5,704,352	(3,215,193)	11,021,854

Net Assets:

Beginning of period	754,938,322	1,101,821,679	60,849,934	55,145,582	21,323,712	10,301,858

End of period	$570,404,917	$754,938,322	$51,747,768	$60,849,934	$18,108,519	$21,323,712

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended June 30, 2022 (unaudited) and the fiscal year ended December 31, 2021

	AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$8,963,170	$17,736,073	$3,948,298	$8,074,327

Net realized gain (loss) on investments	(4,642,158)	11,510,796	(5,908,626)	5,033,099

Net change in unrealized appreciation/depreciation on investments	(125,608,853)	(24,090,355)	(57,945,223)	727,146

Net increase (decrease) in net assets resulting from operations	(121,287,841)	5,156,514	(59,905,551)	13,834,572

Distributions to Shareholders:

Class N	(90,332)	(320,461)	(30,794)	(239,124)

Class I	(8,816,692)	(27,948,470)	(3,883,318)	(12,853,713)

Class Z	—	—	(1,547)	(4,817)

Total distributions to shareholders	(8,907,024)	(28,268,931)	(3,915,659)	(13,097,654)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(134,252,288)	66,362,378	(46,843,198)	55,209,790

Total increase (decrease) in net assets	(264,447,153)	43,249,961	(110,664,408)	55,946,708

Net Assets:

Beginning of period	1,349,070,139	1,305,820,178	384,530,462	328,583,754

End of period	$1,084,622,986	$1,349,070,139	$273,866,054	$384,530,462

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class N	(unaudited)	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$24.88	$28.12	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.19	0.44	0.90	0.94	0.84	0.91

Net realized and unrealized gain (loss) on investments	(3.04)	(0.83)	1.03	1.85	(1.33)	0.85

Total income (loss) from investment operations	(2.85)	(0.39)	1.93	2.79	(0.49)	1.76

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.47)	(0.88)	(0.98)	(0.80)	(0.87)

Net realized gain on investments	—	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(0.20)	(2.85)	(0.95)	(1.14)	(0.99)	(1.03)

Net Asset Value, End of Period	$21.83	$24.88	$28.12	$27.14	$25.49	$26.97

Total Return[3,4]	(11.48)%[5]	(1.29)%	7.34%	11.10%	(1.82)%	6.77%

Ratio of net expenses to average net assets	0.68%[6]	0.69%[7]	0.71%	0.72%[8]	0.98%[7]	0.99%[7]

Ratio of gross expenses to average net assets[9]	0.68%[6]	0.69%[7]	0.72%	0.73%[8]	0.98%[7]	0.99%[7]

Ratio of net investment income to average net assets[3]	1.69%[6]	1.71%	3.31%	3.53%	3.19%	3.38%

Portfolio turnover	14%[5]	186%	25%	20%	9%	4%

Net assets end of period (000’s) omitted	$334,862	$427,818	$555,124	$618,381	$715,468	$971,359

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class I	(unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$24.89	$28.13	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.22	0.50	0.95	0.99	0.86	0.94

Net realized and unrealized gain (loss) on investments	(3.05)	(0.83)	1.05	1.85	(1.32)	0.85

Total income (loss) from investment operations	(2.83)	(0.33)	2.00	2.84	(0.46)	1.79

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.53)	(0.94)	(1.03)	(0.83)	(0.90)

Net realized gain on investments	—	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(0.23)	(2.91)	(1.01)	(1.19)	(1.02)	(1.06)

Net Asset Value, End of Period	$21.83	$24.89	$28.13	$27.14	$25.49	$26.97

Total Return[3,4]	(11.43)%[5]	(1.05)%	7.57%	11.32%	(1.72)%	6.87%

Ratio of net expenses to average net assets	0.48%[6]	0.49%[7]	0.50%	0.52%[8]	0.88%[7]	0.89%[7]

Ratio of gross expenses to average net assets[9]	0.48%[6]	0.49%[7]	0.51%	0.53%[8]	0.88%[7]	0.89%[7]

Ratio of net investment income to average net assets[3]	1.89%[6]	1.91%	3.52%	3.73%	3.29%	3.48%

Portfolio turnover	14%[5]	186%	25%	20%	9%	4%

Net assets end of period (000’s) omitted	$235,542	$327,121	$546,698	$605,353	$1,094,820	$1,027,477

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01%, 0.04% and 0.07% for the fiscal year ended December 31, 2021, December 31, 2018 and December 31, 2017, respectively

[8]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class N	(unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$10.61	$10.90	$10.15	$9.43	$9.81	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.08	0.14	0.20	0.24	0.23	0.21

Net realized and unrealized gain (loss) on investments	(1.30)	(0.28)	0.75	0.73	(0.38)	0.15

Total income (loss) from investment operations	(1.22)	(0.14)	0.95	0.97	(0.15)	0.36

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.14)	(0.20)	(0.25)	(0.23)	(0.22)

Paid in capital	—	(0.01)	—	—	—	—

Total distributions to shareholders	(0.08)	(0.15)	(0.20)	(0.25)	(0.23)	(0.22)

Net Asset Value, End of Period	$9.31	$10.61	$10.90	$10.15	$9.43	$9.81

Total Return[2,3]	(11.56)%[4]	(1.26)%	9.41%	10.35%	(1.48)%	3.76%

Ratio of net expenses to average net assets	0.73%[5]	0.73%	0.73%	0.73%	0.73%	0.75%

Ratio of gross expenses to average net assets[6]	0.95%[5]	0.93%	1.06%	1.16%	0.99%	1.04%

Ratio of net investment income to average net assets[2]	1.57%[5]	1.32%	1.86%	2.43%	2.45%	2.19%

Portfolio turnover	38%[4]	86%	101%	71%	26%	39%

Net assets end of period (000’s) omitted	$11,392	$13,736	$15,794	$14,779	$12,884	$16,027

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class I	(unaudited)	2021	2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$10.65	$10.94	$10.19	$9.47	$9.85	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.16	0.22	0.26	0.25	0.23

Net realized and unrealized gain (loss) on investments	(1.31)	(0.28)	0.75	0.73	(0.38)	0.16

Total income (loss) from investment operations	(1.22)	(0.12)	0.97	0.99	(0.13)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.16)	(0.22)	(0.27)	(0.25)	(0.24)

Paid in capital	—	(0.01)	—	—	—	—

Total distributions to shareholders	(0.08)	(0.17)	(0.22)	(0.27)	(0.25)	(0.24)

Net Asset Value, End of Period	$9.35	$10.65	$10.94	$10.19	$9.47	$9.85

Total Return[2,3]	(11.45)%[4]	(1.07)%	9.57%	10.51%	(1.27)%	4.03%

Ratio of net expenses to average net assets	0.57%[5]	0.56%	0.55%	0.55%	0.54%	0.61%

Ratio of gross expenses to average net assets[6]	0.79%[5]	0.76%	0.88%	0.98%	0.80%	0.90%

Ratio of net investment income to average net assets[2]	1.73%[5]	1.49%	2.04%	2.62%	2.64%	2.32%

Portfolio turnover	38%[4]	86%	101%	71%	26%	39%

Net assets end of period (000’s) omitted	$28,551	$33,402	$27,800	$8,502	$5,967	$6,864

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class Z	(unaudited)	2021	2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$10.65	$10.93	$10.18	$9.46	$9.84	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.17	0.22	0.27	0.26	0.24

Net realized and unrealized gain (loss) on investments	(1.31)	(0.27)	0.75	0.72	(0.38)	0.15

Total income (loss) from investment operations	(1.22)	(0.10)	0.97	0.99	(0.12)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.17)	(0.22)	(0.27)	(0.26)	(0.25)

Paid in capital	—	(0.01)	—	—	—	—

Total distributions to shareholders	(0.09)	(0.18)	(0.22)	(0.27)	(0.26)	(0.25)

Net Asset Value, End of Period	$9.34	$10.65	$10.93	$10.18	$9.46	$9.84

Total Return[2,3]	(11.50)%[4]	(0.92)%	9.65%	10.59%	(1.23)%	4.01%

Ratio of net expenses to average net assets	0.48%[5]	0.48%	0.48%	0.48%	0.48%	0.50%

Ratio of gross expenses to average net assets[6]	0.70%[5]	0.68%	0.81%	0.91%	0.74%	0.79%

Ratio of net investment income to average net assets[2]	1.82%[5]	1.57%	2.11%	2.72%	2.70%	2.43%

Portfolio turnover	38%[4]	86%	101%	71%	26%	39%

Net assets end of period (000’s) omitted	$11,805	$13,712	$11,552	$10,080	$15,254	$21,271

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class N	(unaudited)	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$22.46	$22.23	$21.52	$20.04	$21.06	$19.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.31	0.53	0.51	0.57	0.69	0.75

Net realized and unrealized gain (loss) on investments	(2.63)	0.28	2.09	0.98	(1.57)	1.26

Total income (loss) from investment operations	(2.32)	0.81	2.60	1.55	(0.88)	2.01

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.53)	(0.48)	(0.07)	(0.14)	—

Net realized gain on investments	—	(0.05)	(1.41)	—	—	—

Total distributions to shareholders	(0.33)	(0.58)	(1.89)	(0.07)	(0.14)	—

Net Asset Value, End of Period	$19.81	$22.46	$22.23	$21.52	$20.04	$21.06

Total Return[3,4]	(10.39)%[5]	3.67%	12.16%	7.67%	(4.18)%	10.55%

Ratio of net expenses to average net assets	0.84%[6]	0.84%	0.89%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[7]	1.28%[6]	1.37%	1.70%	1.87%	1.52%	1.39%

Ratio of net investment income to average net assets[3]	2.93%[6]	2.36%	2.28%	2.70%	3.34%	3.71%

Portfolio turnover	21%[5]	97%	157%	52%	60%	55%

Net assets end of period (000’s) omitted	$6,655	$8,157	$10,302	$9,638	$10,365	$14,074

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

		For the fiscal
	For the six	period ended
	months ended	December 31,
	June 30, 2022
Class I	(unaudited)	2021[8]

Net Asset Value, Beginning of Period	$22.45	$22.27

Income (loss) from Investment Operations:

Net investment income[2,3]	0.33	0.46

Net realized and unrealized gain (loss) on investments	(2.63)	0.35

Total income (loss) from investment operations	(2.30)	0.81

Less Distributions to Shareholders from:

Net investment income	(0.35)	(0.58)

Net realized gain on investments	—	(0.05)

Total distributions to shareholders	(0.35)	(0.63)

Net Asset Value, End of Period	$19.80	$22.45

Total Return[3,4]	(10.31)%[5]	3.68%[5]

Ratio of net expenses to average net assets	0.64%[6]	0.64%[6]

Ratio of gross expenses to average net assets[7]	1.08%[6]	1.17%[6]

Ratio of net investment income to average net assets[3]	3.13%[6]	2.56%[6]

Portfolio turnover	21%[5]	97%

Net assets end of period (000’s) omitted	$11,454	$13,166

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on March 15, 2021.

AMG GW&K Municipal Bond Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class N	(unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$12.24	$12.45	$12.12	$11.48	$11.60	$11.25

Income (loss) from Investment Operations:

Net investment income[1,2]	0.07	0.13	0.15	0.19	0.17	0.15

Net realized and unrealized gain (loss) on investments	(1.20)	(0.11)	0.33	0.64	(0.11)	0.36

Total income (loss) from investment operations	(1.13)	0.02	0.48	0.83	0.06	0.51

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.13)	(0.15)	(0.19)	(0.18)	(0.15)

Net realized gain on investments	—	(0.10)	—	—	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.07)	(0.23)	(0.15)	(0.19)	(0.18)	(0.16)

Net Asset Value, End of Period	$11.04	$12.24	$12.45	$12.12	$11.48	$11.60

Total Return[2,4]	(9.26)%[5]	0.10%	4.31%	7.29%	0.54%	4.58%

Ratio of net expenses to average net assets	0.72%[6]	0.71%	0.71%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[7]	0.78%[6]	0.76%	0.77%	0.78%	0.77%	0.78%

Ratio of net investment income to average net assets[2]	1.17%[6]	1.01%	1.25%	1.59%	1.53%	1.31%

Portfolio turnover	11%[5]	24%	17%	18%	35%	27%

Net assets end of period (000’s) omitted	$13,201	$17,112	$18,153	$18,711	$17,445	$29,513

AMG GW&K Municipal Bond Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class I	(unaudited)	2021	2020	2019	2018	2017[8]

Net Asset Value, Beginning of Period	$12.31	$12.52	$12.18	$11.54	$11.66	$11.31

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.17	0.19	0.23	0.21	0.19

Net realized and unrealized gain (loss) on investments	(1.21)	(0.11)	0.34	0.64	(0.12)	0.36

Total income (loss) from investment operations	(1.12)	0.06	0.53	0.87	0.09	0.55

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.17)	(0.19)	(0.23)	(0.21)	(0.19)

Net realized gain on investments	—	(0.10)	—	—	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.09)	(0.27)	(0.19)	(0.23)	(0.21)	(0.20)

Net Asset Value, End of Period	$11.10	$12.31	$12.52	$12.18	$11.54	$11.66

Total Return[2,4]	(9.14)%[5]	0.43%	4.70%	7.58%	0.87%	4.90%

Ratio of net expenses to average net assets	0.39%[6]	0.39%	0.39%	0.39%	0.39%	0.37%

Ratio of gross expenses to average net assets[7]	0.45%[6]	0.44%	0.45%	0.46%	0.45%	0.45%

Ratio of net investment income to average net assets[2]	1.50%[6]	1.33%	1.57%	1.91%	1.85%	1.64%

Portfolio turnover	11%[5]	24%	17%	18%	35%	27%

Net assets end of period (000’s) omitted	$1,071,422	$1,331,958	$1,287,667	$1,014,514	$940,553	$1,045,399

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class N	(unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$10.74	$10.69	$10.42	$9.69	$10.02	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.10	0.20	0.23	0.26	0.27	0.26

Net realized and unrealized gain (loss) on investments	(1.90)	0.18	0.37	0.78	(0.33)	0.62

Total income (loss) from investment operations	(1.80)	0.38	0.60	1.04	(0.06)	0.88

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.19)	(0.21)	(0.25)	(0.15)	(0.26)

Net realized gain on investments	—	(0.14)	(0.12)	(0.06)	—	—

Paid in capital	—	—	—	—	(0.12)	—

Total distributions to shareholders	(0.09)	(0.33)	(0.33)	(0.31)	(0.27)	(0.26)

Net Asset Value, End of Period	$8.85	$10.74	$10.69	$10.42	$9.69	$10.02

Total Return[2,3]	(16.81)%[4]	3.59%	5.95%	10.92%	(0.55)%	9.51%

Ratio of net expenses to average net assets	0.99%[5]	0.99%	0.99%	0.99%	0.99%	1.01%

Ratio of gross expenses to average net assets[6]	1.06%[5]	1.05%	1.07%	1.08%	1.08%	1.11%

Ratio of net investment income to average net assets[2]	2.13%[5]	1.85%	2.17%	2.56%	2.79%	2.67%

Portfolio turnover	28%[4]	61%	81%	40%	89%	67%

Net assets end of period (000’s) omitted	$2,878	$14,923	$5,015	$5,722	$7,283	$8,828

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022

Class I	(unaudited)	2021	2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$10.43	$10.40	$10.15	$9.45	$10.01	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.12	0.23	0.25	0.29	0.31	0.30

Net realized and unrealized gain (loss) on investments	(1.84)	0.17	0.37	0.76	(0.32)	0.61

Total income (loss) from investment operations	(1.72)	0.40	0.62	1.05	(0.01)	0.91

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.23)	(0.25)	(0.29)	(0.31)	(0.30)

Net realized gain on investments	—	(0.14)	(0.12)	(0.06)	—	—

Paid in capital	—	—	—	—	(0.24)	—

Total distributions to shareholders	(0.12)	(0.37)	(0.37)	(0.35)	(0.55)	(0.30)

Net Asset Value, End of Period	$8.59	$10.43	$10.40	$10.15	$9.45	$10.01

Total Return[2,3]	(16.59)%[4]	3.94%	6.31%	11.28%	(0.07)%	9.79%

Ratio of net expenses to average net assets	0.64%[5]	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[6]	0.71%[5]	0.70%	0.72%	0.73%	0.73%	0.74%

Ratio of net investment income to average net assets[2]	2.48%[5]	2.20%	2.52%	2.91%	3.14%	3.05%

Portfolio turnover	28%[4]	61%	81%	40%	89%	67%

Net assets end of period (000’s) omitted	$270,875	$369,473	$323,439	$273,228	$203,867	$226,638

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

						For the fiscal
	For the six					period ended
	months ended	For the fiscal years ended December 31,				December 31,
	June 30, 2022

Class Z	(unaudited)	2021	2020	2019	2018	2017[8]

Net Asset Value, Beginning of Period	$10.43	$10.40	$10.15	$9.44	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[1,2]	0.12	0.24	0.26	0.30	0.31	0.25

Net realized and unrealized gain (loss) on investments	(1.84)	0.17	0.37	0.76	(0.32)	0.52

Total income (loss) from investment operations	(1.72)	0.41	0.63	1.06	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.24)	(0.26)	(0.29)	(0.32)	(0.25)

Net realized gain on investments	—	(0.14)	(0.12)	(0.06)	—	—

Paid in capital	—	—	—	—	(0.24)	—

Total distributions to shareholders	(0.12)	(0.38)	(0.38)	(0.35)	(0.56)	(0.25)

Net Asset Value, End of Period	$8.59	$10.43	$10.40	$10.15	$9.44	$10.01

Total Return[2,3]	(16.57)%[4]	3.99%	6.37%	11.45%	(0.09)%	8.23%[4]

Ratio of net expenses to average net assets	0.59%[5]	0.59%	0.59%	0.59%	0.59%	0.59%[5]

Ratio of gross expenses to average net assets[6]	0.66%[5]	0.65%	0.67%	0.68%	0.68%	0.69%[5]

Ratio of net investment income to average net assets[2]	2.53%[5]	2.25%	2.57%	2.96%	3.19%	3.07%[5]

Portfolio turnover	28%[4]	61%	81%	40%	89%	67%
Net assets end of period (000’s) omitted	$112	$135	$130	$120	$108	$108

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

[8]	Commencement of operations was February 27, 2017.

Notes to Financial Statements (unaudited) June 30, 2022

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II and AMG Funds III are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and AMG Funds III: AMG GW&K ESG Bond Fund (“ESG Bond”) and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced and Enhanced Core Bond ESG offer Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards of Trustees of the Trusts. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to the equalization utilized and net operating losses. Temporary differences are primarily due to wash sales loss deferrals and premium amortization on callable bonds.

At June 30, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$653,091,370	$1,776,448	$(72,126,330)	$(70,349,882)

Enhanced Core Bond ESG	57,511,399	425	(5,164,415)	(5,163,990)

High Income	21,642,947	55,699	(2,152,414)	(2,096,715)

Municipal Bond	1,212,797,121	1,777,405	(74,295,339)	(72,517,934)

Municipal Enhanced	308,219,170	1,028,175	(33,758,235)	(32,730,060)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, Enhanced Core Bond ESG had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

Enhanced Core Bond ESG	$1,145,095	$1,383,565	$2,528,660

As of December 31, 2021, ESG Bond, High Income, Municipal Bond and Municipal Enhanced had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2022, such amounts may be used to offset future realized capital gains, for an unlimited time period.

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended June 30, 2022 (unaudited) and the fiscal year ended December 31, 2021, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG

	June 30, 2022		December 31, 2021		June 30, 2022		December 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	241,551	$5,644,805	1,452,937	$38,053,195	78,816	$792,295	286,260	$3,068,578

Shares issued in reinvestment of distributions	139,714	3,201,668	2,051,404	51,918,933	8,099	78,774	17,561	187,784

Shares redeemed	(2,235,398)	(52,124,918)	(6,049,606)	(156,764,465)	(157,978)	(1,556,063)	(459,141)	(4,905,575)

Net decrease	(1,854,133)	$(43,278,445)	(2,545,265)	$(66,792,337)	(71,063)	$(684,994)	(155,320)	$(1,649,213)

Class I:

Shares sold	847,204	$19,536,416	3,132,524	$82,409,399	1,230,228	$11,968,193	1,729,710	$18,560,256

Shares issued in reinvestment of distributions	111,284	2,553,552	1,959,229	49,642,039	23,413	228,615	40,944	439,321

Shares redeemed	(3,314,960)	(76,599,495)	(11,383,287)	(293,819,048)	(1,334,178)	(13,542,784)	(1,177,158)	(12,618,347)

Net increase (decrease)	(2,356,472)	$(54,509,527)	(6,291,534)	$(161,767,610)	(80,537)	$(1,345,976)	593,496	$6,381,230

Class Z:

Shares sold	—	—	—	—	120,632	$1,229,807	442,744	$4,753,770

Shares issued in reinvestment of distributions	—	—	—	—	11,470	112,017	17,832	191,235

Shares redeemed	—	—	—	—	(156,427)	(1,536,584)	(229,602)	(2,465,708)

Net increase (decrease)	—	—	—	—	(24,325)	$(194,760)	230,974	$2,479,297

	High Income				Municipal Bond

	June 30, 2022		December 31, 2021		June 30, 2022		December 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	10,626	$225,697	111,205	$2,494,229	318,601	$3,673,648	698,892	$8,650,727

Shares issued in reinvestment of distributions	5,269	110,929	9,973	224,451	7,028	79,653	23,744	292,232

Shares redeemed	(43,179)	(921,421)	(221,405)	(4,977,229)	(527,826)	(5,946,626)	(782,262)	(9,674,017)

Net decrease	(27,284)	$(584,795)	(100,227)	$(2,258,549)	(202,197)	$(2,193,325)	(59,626)	$(731,058)

Class I:[1]

Shares sold	56,569	$1,185,612	605,743	$13,584,553	38,054,676	$432,247,355	33,594,124	$418,621,329

Shares issued in reinvestment of distributions	9,732	204,694	13,885	312,124	616,493	7,030,156	1,809,529	22,408,701

Shares redeemed	(74,315)	(1,580,163)	(33,112)	(749,594)	(50,361,365)	(571,336,474)	(30,023,803)	(373,936,594)

Net increase (decrease)	(8,014)	$(189,857)	586,516	$13,147,083	(11,690,196)	$(132,058,963)	5,379,850	$67,093,436

Notes to Financial Statements (continued)

	Municipal Enhanced

	June 30, 2022		December 31, 2021

	Shares	Amount	Shares	Amount

Class N:

Shares sold	559,751	$5,297,427	3,442,311	$37,047,081

Shares issued in reinvestment of distributions	2,225	21,010	15,958	172,953

Shares redeemed	(1,626,715)	(16,232,212)	(2,537,721)	(27,497,613)

Net increase (decrease)	(1,064,739)	$(10,913,775)	920,548	$9,722,421

Class I:

Shares sold	4,935,551	$45,684,540	10,001,279	$105,402,142

Shares issued in reinvestment of distributions	218,605	2,017,436	631,256	6,610,515

Shares redeemed	(9,038,271)	(83,632,946)	(6,312,309)	(66,530,105)

Net increase (decrease)	(3,884,115)	$(35,930,970)	4,320,226	$45,482,552

Class Z:

Shares issued in reinvestment of distributions	168	$1,547	461	$4,817

Net increase	168	$1,547	461	$4,817

[1]	Commencement of operations was March 15, 2021 for Class I of High Income.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2022, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond Fund and Municipal Enhanced Yield were $39,722,095, $3,133,691, $2,247,805, $28,400,000 and $6,450,000, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is

Notes to Financial Statements (continued)

closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund’s identify securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to the Boards approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K. Prior to March 19, 2021, ESG Bond’s investment portfolio was managed by Loomis, Sayles & Company, L.P.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2022, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%[1]

Enhanced Core Bond ESG	0.30%

High Income	0.39%

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

[1]	Prior to June 12, 2021, the annual rate for the investment management fees for ESG Bond was 0.26% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%. 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to June 12, 2021, ESG Bond expense limitation was 0.46%.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Boards, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At June 30, 2022, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$82,377	$149,252	$85,568

1-2 years	36,901	122,320	77,004

2-3 years	62,350	116,554	98,612

Total	$181,628	$388,126	$261,184

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$668,704	$233,459

1-2 years	702,073	239,669

2-3 years	719,839	230,876

Total	$2,090,616	$704,004

Notes to Financial Statements (continued)

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of ESG Bond, High Income, Municipal Bond, Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2022, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Enhanced Core Bond ESG

Class I	0.10%	0.09%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.13%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At June 30, 2022, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended June 30, 2022 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

ESG Bond	$8,489,204	2	$1,111	2.388%

Enhanced Core Bond ESG	709,783	7	229	1.683%

Municipal Bond	7,587,361	16	6,483	1.949%

Municipal Enhanced	7,887,664	4	804	0.930%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Enhanced Core Bond ESG	$3,295,838	5	$427	0.945%

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2022, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$27,649,944	$131,704,040

Enhanced Core Bond ESG	8,583,499	12,456,031

High Income	3,985,431	4,765,747

Municipal Bond	134,929,579	188,509,387

Municipal Enhanced	92,362,767	139,406,117

Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2022 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$61,370,903	$63,155,473

Enhanced Core Bond ESG	11,112,867	8,464,605

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at June 30, 2022, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$24,789,642	$17,122,095	$8,660,023	$25,782,118

Enhanced Core Bond ESG	1,543,220	1,133,691	465,254	1,598,945

High Income	2,054,787	1,697,805	444,903	2,142,708

The following table summarizes the securities received as collateral for securities lending at June 30, 2022:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.010%-4.750%	10/31/22-05/15/52

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.010%-4.750%	10/31/22-05/15/52

High Income	U.S. Treasury Obligations	0.010%-4.625%	01/15/23-05/15/51

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

Notes to Financial Statements (continued)

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of June 30, 2022:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Cantor Fitzgerald Securities, Inc.	$4,066,700	—	$4,066,700	$4,066,700	—

MUFG Securities America, Inc.	4,066,698	—	4,066,698	4,066,698	—

National Bank Financial	4,066,698	—	4,066,698	4,066,698	—

RBC Dominion Securities, Inc.	2,582,749	—	2,582,749	2,582,749	—

State of Wisconsin Investment Board	2,339,250	—	2,339,250	2,339,250	—

Fixed Income Clearing Corp.	22,600,000	—	22,600,000	22,600,000	—

Total	$39,722,095	—	$39,722,095	$39,722,095	—

Enhanced Core Bond ESG

Deutsche Bank Securities, Inc.	$133,691	—	$133,691	$133,691	—

National Bank Financial	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	2,000,000	—	2,000,000	2,000,000	—

Total	$3,133,691	—	$3,133,691	$3,133,691	—

High Income

National Bank Financial	$1,000,000	—	$1,000,000	$1,000,000	—

RBC Dominion Securities, Inc.	697,805	—	697,805	697,805	—

Fixed Income Clearing Corp.	550,000	—	550,000	550,000	—

Total	$2,247,805	—	$2,247,805	$2,247,805	—

Municipal Bond

Fixed Income Clearing Corp.	$28,400,000	—	$28,400,000	$28,400,000	—

Municipal Enhanced

Fixed Income Clearing Corp.	$6,450,000	—	$6,450,000	$6,450,000	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund: Approval of Investment Management and Subadvisory Agreements on June 22, 2022

At an in-person meeting held on June 22, 2022, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds, AMG Funds II, and AMG Funds III (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Municipal Bond Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds II for AMG GW&K Enhanced Core Bond ESG Fund, and separately each of Amendment No. 1 thereto, Amendment No. 2 thereto dated July 1, 2015, and Amendment No. 3 thereto dated October 1, 2016; and the Fund Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds III for AMG GW&K ESG Bond Fund and AMG GW&K High Income Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”); and (ii) the Subadvisory Agreements, as amended at any time prior to the date of the meeting (collectively, the “Subadvisory Agreements”), with the Subadviser for each of AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, and AMG GW&K High Income Fund (each, a “Fund,” and collectively, the “Funds”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trusts in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of each Fund other than AMG GW&K ESG Bond Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both a Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources, and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the management of the Funds’ subadviser during the period regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Municipal Enhanced Yield Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2022 was below, below, above, and at, respectively, the median performance of the Peer Group and below, below, below, and above, respectively, the performance of the Fund Benchmark, the Bloomberg U.S. Municipal Bond BAA Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Peer Group and the Fund Benchmark and the fact that Class I shares of the Fund outperformed the Peer Group median for the 5-year period. The Trustees concluded that the

Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Municipal Bond Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year, and 10-year periods ended March 31, 2022 was below, below, below, and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg 10-Year Municipal Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and its more recent underperformance relative to the Peer Group. The Trustees also noted that Class I shares of the Fund ranked in the top third relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2022 was below, above, above, and below, respectively, the median performance of the Peer Group and below, above, above, and above, respectively, the performance of the Fund Benchmark, the Bloomberg U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance and its longer-term outperformance relative to the Fund Benchmark. The Trustees also noted that Class Z shares of the Fund ranked in the top quartile relative to its Peer Group for the 3-year period and in the top third relative to its Peer Group for the 5-year period. The Trustees also took into account the fact that the Fund’s investment strategy was changed in 2019. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K ESG Bond Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2022 was below, below, above, and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s outperformance relative to the Fund Benchmark and the fact that Class N shares of the Fund ranked in the top quintile relative to its Peer Group for the 10-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K High Income Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2022 was below, above, above, and below, respectively, the median performance of the Peer Group and below, above, above, and below, respectively, the performance of the Fund Benchmark, the Bloomberg U.S. High Yield 1-5 Year Ba Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top quintile relative to its Peer Group for the 3-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective December 4, 2020, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 22, 2022 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Municipal Enhanced Yield Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2022 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.59%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Municipal Bond Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2022 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.34%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Enhanced Core Bond ESG Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2022 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K ESG Bond Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2022 were lower and higher, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.43%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds and key competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K High Income Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2022 were both lower than the average for the Peer Group. The

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.59%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or	conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22, 2022, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for each Fund.

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17, 2022, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Kurt A. Keilhacker

Steven J. Paggioli

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

Garret W. Weston

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	063022 SAR088

SEMI-ANNUAL REPORT

AMG Funds

June 30, 2022

AMG Veritas Asia Pacific Fund

Class N: MGSEX	Class I: MSEIX

amgfunds.com	063022	SAR078

AMG Funds Semi-Annual Report — June 30, 2022 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal periods

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	15

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	21

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2022	Expense Ratio for the Period	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period*
AMG Veritas Asia Pacific Fund

Based on Actual Fund Return

Class N	1.18%	$1,000	$753	$5.13

Class I	0.93%	$1,000	$754	$4.04

Based on Hypothetical 5% Annual Return

Class N	1.18%	$1,000	$1,019	$5.91

Class I	0.93%	$1,000	$1,020	$4.66

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2

Fund Performance (unaudited) Periods ended June 30, 2022

The table below shows the average annual total returns for the periods indicated for the Fund, as well as the Fund’s relative index for the same time periods ended June 30, 2022.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years

AMG Veritas Asia Pacific Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19
Class N	(24.70%)	(31.12%)	7.68%	10.22%

Class I	(24.60%)	(30.94%)	7.96%	10.45%

MSCI AC Asia Pacific ex Japan Index[20]	(15.65%)	(23.34%)	3.29%	5.35%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2021. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

As of March 19, 2021, the Fund’s Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund was known as the AMG Managers Special Equity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadvisers, Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[10]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[11]

To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

[12]	When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the performance may be adversely affected.

[13]

An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

[14]	Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[15]

The application of the tax laws and regulations of the People’s Republic of China (“PRC”) to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the Fund’s investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

[16]

Trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

[17]

The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund.

[18]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[19]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[20]

The MSCI AC Asia Pacific ex-Japan Index captures large and mid cap representation across certain Developed and Emerging Market countries in the Asia Pacific region (excluding Japan). Unlike the Fund, the MSCI AC Asia Pacific ex-Japan Index is unmanaged, is not available for investment and does not incur expenses.

3

Fund Performance Periods ended June 30, 2022 (continued)

All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data	provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC Insured, nor bank guaranteed. May lose value.

4

AMG Veritas Asia Pacific Fund Fund Snapshots (unaudited) June 30, 2022

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	22.8

Industrials	17.4

Consumer Discretionary	13.2

Consumer Staples	12.1

Health Care	9.6

Communication Services	5.8

Financials	5.6

Materials	4.3

Real Estate	2.9

Energy	1.2

Short-Term Investments	4.9

Other Assets, Less Liabilities	0.2

TOP TEN HOLDINGS

Security Name	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	7.9

Kweichow Moutai Co., Ltd., Class A (China)	6.9

Samsung Electronics Co., Ltd. (South Korea)	6.8

Shenzhen Inovance Technology Co., Ltd., Class A (China)	5.5

Wuxi Lead Intelligent Equipment Co., Ltd., Class A (China)	5.2

Meituan, Class B (China)	4.9

Tencent Holdings, Ltd. (China)	4.7

Tata Consultancy Services, Ltd. (CLSA Ltd.) (India)	3.9

Kotak Mahindra Bank, Ltd. (CLSA Ltd.) (India)	3.1

Sungrow Power Supply Co., Ltd., Class A (China)	3.1

Top Ten as a Group	52.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (unaudited) June 30, 2022

	Shares	Value

Common Stocks - 71.9%

Communication Services - 5.8%

Sea, Ltd., ADR (Singapore)*	20,136	$1,346,293

Tencent Holdings, Ltd. (China)	132,239	5,985,818

Total Communication Services		7,332,111

Consumer Discretionary - 10.2%

Alibaba Group Holding, Ltd. (China)*	251,350	3,585,607

JD.com, Inc., Class A (China)	99,392	3,202,712

Meituan, Class B (China)*,1	250,000	6,238,572

Total Consumer Discretionary		13,026,891

Consumer Staples - 8.0%

Kweichow Moutai Co., Ltd., Class A (China)	28,600	8,747,380

Luzhou Laojiao Co., Ltd., Class A (China)	40,000	1,476,382

Total Consumer Staples		10,223,762

Financials - 2.5%
HDFC Bank, Ltd., ADR (India)	56,816	3,122,607

Health Care - 6.1%

Adeptus Health, Inc. (United States)[2,3]	24,574	0

Cochlear, Ltd. (Australia)	15,918	2,185,425

CSL, Ltd. (Australia)	18,974	3,522,994

Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A (China)	169,900	2,095,746

Total Health Care		7,804,165

Industrials - 15.7%

Centre Testing International Group Co., Ltd., Class A (China)	544,800	1,892,776

Contemporary Amperex Technology Co., Ltd., Class A (China)	6,700	536,753

Shenzhen Inovance Technology Co., Ltd., Class A (China)	705,297	6,958,121

Sungrow Power Supply Co., Ltd., Class A (China)	264,700	3,897,363

Wuxi Lead Intelligent Equipment Co., Ltd., Class A (China)	703,998	6,657,729

Total Industrials		19,942,742

Information Technology -18.5%

Hangzhou First Applied Material Co., Ltd., Class A (China)	167,944	1,650,023

Infosys, Ltd., Sponsored ADR (India)	60,000	1,110,600

MediaTek, Inc. (Taiwan)	35,000	768,291

Samsung Electronics Co., Ltd. (South Korea)	195,650	8,629,605

Samsung SDI Co., Ltd. (South Korea)	2,200	907,247

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	631,400	10,119,039

Unimicron Technology Corp. (Taiwan)	55,000	294,352

Total Information Technology		23,479,157

	Shares	Value

Materials - 2.2%

LG Chem, Ltd. (South Korea)	7,040	$2,796,865

Real Estate - 2.9%

Goodman Group, REIT (Australia)	297,346	3,671,548

Total Common Stocks
(Cost $115,677,789)		91,399,848

Participation Notes - 23.0%

Consumer Discretionary -3.0%

Titan Co., Ltd. (CLSA Ltd.), 01/09/23 (India)	100,000	2,464,853

Zomato, Ltd. (CLSA Ltd.), 07/22/26 (India)	2,000,000	1,372,210

Total Consumer Discretionary		3,837,063

Consumer Staples - 4.1%

Hindustan Unilever, Ltd. (CLSA Ltd.), 06/30/25 (India)	134,500	3,813,549

Nestle India, Ltd. (CLSA Ltd.), 02/19/25 (India)	6,300	1,397,813

Total Consumer Staples		5,211,362

Energy - 1.2%

Reliance Industries Ltd. (CLSA Ltd.), 06/30/25 (India)	44,000	1,452,852

Financials - 3.1%

Kotak Mahindra Bank, Ltd. (CLSA Ltd.), 06/02/25 (India)	187,500	3,965,579

Health Care - 3.5%

Apollo Hospitals Enterprise, Ltd. (CLSA Ltd.), 08/12/22 (India)	58,000	2,713,642

Max Healthcare Institute, Ltd. (CLSA Ltd.), 04/06/26 (India)	378,000	1,762,268

Total Health Care		4,475,910

Industrials - 1.7%

Sungrow Power Supply Co., Ltd. (UBS Securities LLC), 08/26/22 (China)	146,494	2,156,933

Information Technology - 4.3%

Info Edge India, Ltd. (CLSA Ltd.), 12/31/24 (India)	10,000	477,519

Tata Consultancy Services, Ltd. (CLSA Ltd.), 02/25/25 (India)	120,731	5,013,585

Total Information Technology		5,491,104

Materials - 2.1%

Asian Paints, Ltd. (CLSA Ltd.), 06/30/25 (India)	78,500	2,687,509

Total Participation Notes
(Cost $31,846,596)		29,278,312

Short-Term Investments - 4.9%

Other Investment Companies - 4.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.35%[4]	4,116,398	4,116,398

The accompanying notes are an integral part of these financial statements.

6

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

	Shares	Value

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.37%[4]	2,120,683	$2,120,683

Total Short-Term Investments
(Cost $6,237,081)		6,237,081

Total Investments - 99.8%
(Cost $153,761,466)		126,915,241

Value

Other Assets, less Liabilities - 0.2%	$310,811

Net Assets - 100.0%	$127,226,052

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of this security amounted to $6,238,572 or 4.9% of net assets.

[2]	Escrow shares
[3]	Security’s value was determined by using significant unobservable inputs.

[4]	Yield shown represents the June 30, 2022, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of June 30, 2022:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Information Technology	$1,110,600	$22,368,557	—	$23,479,157

Industrials	—	19,942,742	—	19,942,742

Consumer Discretionary	—	13,026,891	—	13,026,891

Consumer Staples	—	10,223,762	—	10,223,762

Health Care	—	7,804,165	$0	7,804,165

Communication Services	1,346,293	5,985,818	—	7,332,111

Real Estate	—	3,671,548	—	3,671,548

Financials	3,122,607	—	—	3,122,607

Materials	—	2,796,865	—	2,796,865

Participation Notes†	—	29,278,312	—	29,278,312

Short-Term Investments

Other Investment Companies	6,237,081	—	—	6,237,081

Total Investments in Securities	$11,816,581	$115,098,660	$0	$126,915,241

†

All participation notes held in the Fund are Level 2 securities. For a detailed breakout of participation notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

At June 30, 2020, the Level 3 common stock was received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs.

For the six months ended June 30, 2022, there were no transfers in or out of Level 3. The Fund did not have any purchases and sales of Level 3 securities for the same period.

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at June 30, 2022, was as follows:

Country	% of Long-Term Investments

Australia	7.8

China	45.6

India	26.0

Singapore	1.1

South Korea	10.2

Taiwan	9.3

100.0

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities (unaudited) June 30, 2022

AMG Veritas Asia Pacific Fund

Assets:

Investments at value[1]	$126,915,241

Foreign currency[2]	111,788

Dividend and interest receivables	349,237

Receivable for Fund shares sold	4,817

Receivable from affiliate	15,658

Prepaid expenses and other assets	16,163

Total assets	127,412,904

Liabilities:

Payable for Fund shares repurchased	44,384

Accrued expenses:

Investment advisory and management fees	76,364

Administrative fees	16,133

Shareholder service fees	24,147

Other	25,824

Total liabilities	186,852

Net Assets	$127,226,052

[1] Investments at cost	$153,761,466

[2] Foreign currency at cost	$111,788

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities (continued)

AMG Veritas Asia Pacific Fund

Net Assets Represent:

Paid-in capital	$169,933,026

Total distributable loss	(42,706,974)

Net Assets	$127,226,052

Class N:

Net Assets	$114,131,221

Shares outstanding	1,838,935

Net asset value, offering and redemption price per share	$62.06

Class I:

Net Assets	$13,094,831

Shares outstanding	192,663

Net asset value, offering and redemption price per share	$67.97

    The accompanying notes are an integral part of these financial statements.

10

Statement of Operations (unaudited) For the six months ended June 30, 2022

AMG Veritas
Asia
Pacific Fund

Investment Income:

Dividend income	$1,081,934

Interest income	1,293

Foreign withholding tax	(162,141)

Total investment income	921,086

Expenses:

Investment advisory and management fees	527,545

Administrative fees	111,453

Shareholder servicing fees - Class N	166,144

Custodian fees	49,212

Professional fees	33,213

Registration fees	15,480

Reports to shareholders	12,795

Transfer agent fees	10,321

Trustee fees and expenses	5,434

Miscellaneous	3,822

Total expenses before offsets	935,419

Expense reimbursements	(78,266)

Net expenses	857,153

Net investment income	63,933

Net Realized and Unrealized Loss:

Net realized loss on investments	(15,562,378)

Net realized loss on foreign currency transactions	(58,247)

Net change in unrealized appreciation/depreciation on investments	(29,207,528)

Net change in unrealized appreciation/depreciation on foreign currency translations	(1,073)

Net realized and unrealized loss	(44,829,226)

Net decrease in net assets resulting from operations	$(44,765,293)

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets For the six months ended June 30, 2022 (unaudited) and the fiscal year ended December 31, 2021

	AMG Veritas Asia Pacific Fund

	June 30, 2022	December 31, 2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$63,933	$(1,496,355)

Net realized gain (loss) on investments	(15,620,625)	90,803,559

Net change in unrealized appreciation/depreciation on investments	(29,208,601)	(79,240,711)

Net increase (decrease) in net assets resulting from operations	(44,765,293)	10,066,493

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	—	(78,253,343)

Class I	—	(14,229,481)

From paid-in capital:

Class N	—	(16,749,799)

Class I	—	(3,045,760)

Total distributions to shareholders	—	(112,278,383)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(16,242,571)	41,059,273

Total decrease in net assets	(61,007,864)	(61,152,617)

Net Assets:

Beginning of period	188,233,916	249,386,533

End of period	$127,226,052	$188,233,916

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

AMG Veritas Asia Pacific Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended December 31,
	June 30, 2022
Class N	(unaudited)	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$82.42	$147.58	$111.15	$114.95	$119.45	$99.33

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.02	(0.67)	(1.03)	(1.03)	(0.91)	(0.79)[4]

Net realized and unrealized gain (loss) on investments	(20.38)	4.55	43.88	30.19	(3.59)	20.91

Total income (loss) from investment operations	(20.36)	3.88	42.85	29.16	(4.50)	20.12

Less Distributions to Shareholders from:

Net realized gain on investments	—	(56.87)	(6.42)	(32.96)	—	—

Paid in capital	—	(12.17)	—	—	—	—

Total distributions to shareholders	—	(69.04)	(6.42)	(32.96)	—	—

Net Asset Value, End of Period	$62.06	$82.42	$147.58	$111.15	$114.95	$119.45

Total Return[3,5]	(24.70)%[6]	3.16%	38.74%	25.69%	(3.76)%	20.25%

Ratio of net expenses to average net assets[7]	1.18%[8]	1.27%	1.36%	1.36%	1.36%	1.36%

Ratio of gross expenses to average net assets[9]	1.29%[8]	1.31%	1.42%	1.42%	1.38%	1.41%

Ratio of net investment income (loss) to average net assets[3]	0.06%[8]	(0.69)%	(0.89)%	(0.76)%	(0.69)%	(0.73)%

Portfolio turnover	20%[6]	222%	100%	96%	113%	81%

Net assets end of period (000’s) omitted	$114,131	$166,168	$204,794	$171,801	$170,744	$173,607

13

AMG Veritas Asia Pacific Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the six
	months ended June 30, 2022	For the fiscal years ended December 31,

Class I	(unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$90.15	$154.81	$116.08	$118.57	$122.90	$101.95

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.12	(0.48)	(0.77)	(0.72)	(0.60)	(0.54)[4]

Net realized and unrealized gain (loss) on investments	(22.30)	4.86	45.92	31.19	(3.73)	21.49

Total income (loss) from investment operations	(22.18)	4.38	45.15	30.47	(4.33)	20.95

Less Distributions to Shareholders from:

Net realized gain on investments	—	(56.87)	(6.42)	(32.96)	—	—

Paid in capital	—	(12.17)	—	—	—	—

Total distributions to shareholders	—	(69.04)	(6.42)	(32.96)	—	—

Net Asset Value, End of Period	$67.97	$90.15	$154.81	$116.08	$118.57	$122.90

Total Return[3,5]	(24.60)%[6]	3.43%	39.08%	26.02%	(3.52)%	20.55%

Ratio of net expenses to average net assets[7]	0.93%[8]	1.02%	1.11%	1.11%	1.11%	1.11%

Ratio of gross expenses to average net assets[9]	1.04%[8]	1.06%	1.17%	1.17%	1.13%	1.16%

Ratio of net investment income (loss) to average net assets[3]	0.31%[8]	(0.44)%	(0.64)%	(0.51)%	(0.44)%	(0.48)%

Portfolio turnover	20%[6]	222%	100%	96%	113%	81%

Net assets end of period (000’s) omitted	$13,095	$22,066	$44,593	$38,093	$31,253	$26,865

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.84) and $(0.59) for Class N and Class I, respectively.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended December 31, 2021, 2020, 2019, 2018 and 2017.

[8]	Annualized.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

14

Notes to Financial Statements (unaudited) June 30, 2022

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Asia Pacific Fund (the “Fund”).

The Fund offers Class N and Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Participation notes (“P-Notes”) are valued using the underlying equity security’s official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed

15

Notes to Financial Statements (continued)

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, P-Notes, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are due to wash sale loss deferrals and the deferral of qualified late year losses.

At June 30, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Depreciation

$153,761,466	$2,741,970	$(29,588,195)	$(26,846,225)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

16

Notes to Financial Statements (continued)

g. CAPITALSTOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended June 30, 2022 (unaudited) and the fiscal year ended December 31, 2021, the capital stock transactions by class for the Fund were as follows:

	June 30, 2022		December 31, 2021
	Shares	Amount	Shares	Amount

Class N:

Shares sold	11,547	$824,671	55,947	$5,742,835

Shares issued in reinvestment of distributions	—	—	1,128,609	91,981,675

Shares redeemed	(188,650)	(12,981,104)	(556,214)	(49,186,622)

Net increase (decrease)	(177,103)	$(12,156,433)	628,342	$48,537,888

Class I:

Shares sold	19,425	$1,552,391	63,510	$7,190,492

Shares issued in reinvestment of distributions	—	—	192,066	17,088,128

Shares redeemed	(71,528)	(5,638,529)	(298,858)	(31,757,235)

Net decrease	(52,103)	$(4,086,138)	(43,282)	$(7,478,615)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At June 30, 2022, the Fund had no Repurchase Agreements outstanding.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2022, the Fund paid an investment management fee at the annual rate of 0.71% of the average daily net assets of the Fund. Prior to June 18, 2021, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense

17

Notes to Financial Statements (continued)

reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. Prior to June 18, 2021, the total annual Fund operating expense limitation was 1.11% of average daily net assets.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At June 30, 2022, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$129,926
1-2 years	81,941

2-3 years	153,233

Total	$365,100

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended June 30, 2022, were as follows:

	Maximum Annual	Actual
	Amount	Amount

	Approved	Incurred

Class N	0.25%	0.25%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At June 30, 2022, the Fund had no interfund loans outstanding.

The Fund utilized the interfund loan program during the six months ended June 30, 2022 as follows:

Average	Number	Interest	Average
Lent	of Days	Earned	Interest Rate
$2,192,329	13	$1,293	1.656%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended June 30, 2022, were $30,057,374 and $51,602,544, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the six months ended June 30, 2022.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its

18

Notes to Financial Statements (continued)

services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The Fund did not have any securities on loan at June 30, 2022.

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. GEOGRAPHICAL FOCUS RISK

As the Fund invests a significant portion of its net assets in India and the Greater China region, which consists of the People’s Republic of China (“PRC”), Hong Kong, Taiwan, among other countries, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions of those countries. Therefore, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families).

Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth. Additionally, the Fund invests in China A-Shares through Stock Connect and is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk, and regulatory and taxation risk.

7. PARTICIPATION NOTES

The Fund invests in P-Notes to gain exposure to issuers in India. P-Notes are a type of equity-linked derivative that are traded in the over-the-counter market and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of those underlying foreign securities. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to dividends paid in connection with the underlying security, transaction costs and other expenses. The Fund’s investment in P-Notes is susceptible to similar risks of the underlying security, but typically the Fund does not receive voting or other rights as it would if the Fund directly owned the underlying security. Additionally, P-Notes entail the risks that the counterparties or issuers of the P-Notes may not be able to fulfill their obligations, that the Fund and counterparties or issuers may disagree as to the meaning or application of contractual terms, and/or that the P-Notes may not perform as expected. Although P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparties or issuers of P-Notes will be willing to repurchase such instrument when the Fund wishes to sell it.

8. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and

19

Notes to Financial Statements (continued)

warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

9. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At June 30, 2022, the Fund had no Repurchase Agreements outstanding.

10. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 22, 2022, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds III (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Veritas Asia Pacific Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the

Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services;

and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with

21

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2022 was above the median performance of the Peer Group and below, above, above, and above, respectively, the performance of the Fund Benchmark, the MSCI AC Asia Pacific ex Japan Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Fund Benchmark and the fact that the Fund ranked in the top decile of its Peer Group for the 10-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadvisers and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILTY; AND ECONOMIES OF SCALE.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 22, 2022 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The

Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted

that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2022 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2023, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.93%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 22, 2022, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

22

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17, 2022, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

23

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500 Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Kurt Keilhacker

Steven J. Paggioli

Eric Rakowski

Victoria Sassine

Thomas R. Schneeweis

Garrett W. Weston

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

      amgfunds.com                |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth AMG GW&K Emerging Markets Equity
AMG GW&K Emerging Wealth Equity
AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	063022	SAR078

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: September 1, 2022

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: September 1, 2022